[logo] WM
       GROUP of FUNDS

STRATEGIC ASSET
MANAGEMENT PORTFOLIOS

[graphic omitted]

THE DIFFERENCE IS EXPERIENCE

ANNUAL REPORT
for the period ended October 31, 1998

MESSAGE FROM THE PRESIDENT ...............................................   1
WM GROUP OF FUNDS MARKET & ECONOMIC OVERVIEW .............................   2
INDIVIDUAL PORTFOLIO REVIEWS .............................................   5
STATEMENTS OF ASSETS AND LIABILITIES .....................................  16
STATEMENTS OF OPERATIONS .................................................  18
STATEMENTS OF CHANGES IN NET ASSETS ......................................  20
STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY .............  24
FINANCIAL HIGHLIGHTS .....................................................  26
PORTFOLIO OF INVESTMENTS .................................................  31
NOTES TO FINANCIAL STATEMENTS ............................................  36
INDEPENDENT AUDITORS' REPORT ..............................................  41
TAX INFORMATION (UNAUDITED) ..............................................  42

DEAR shareholder:                                   [Photo of William G. Papesh]

As 1998 draws to a close, I would like to take this opportunity to reflect on the events that we have witnessed in the investment markets this year. While the U.S. stock and bond markets both posted positive returns to investors through October, 1998, you probably know that there were some unusually bumpy periods along the way.

The widespread stock market volatility that began in Asia and culminated in substantial declines in some Latin American markets demonstrated quite clearly that the world's financial markets have become intertwined in recent years. Yet the economies of these geographic regions, and even individual countries, remain less closely linked. In 1998, this difference between economic events and market events highlighted the importance of maintaining a long-term perspective when pursuing long-term objectives.

Twenty years ago, money moved more slowly between investment markets than it does today. The development of new communication and money-transfer technologies over the years has created a new type of investor - institutions who invest large amounts of capital in short-term opportunities throughout the world. One result is that local events which affect one financial market can quickly spill over to far distant economies as money is moved around the globe. In some cases the result can be the tail wagging the dog. An example is the nearly 11% decline in the U.S. stock market in August immediately following Russia's devaluation of its currency. That decline was in part due to the need by some investment companies to raise cash by selling holdings in the U.S.

Maintaining a long-term perspective during such periods can help investors avoid turning a "paper loss" into a real one. Focusing on the longer term can also be key to recognizing opportunity. A basic tenet of the investment approach followed by portfolio managers who steer the individual funds in the WM Group of Funds is that long-term investment opportunities are identified by focusing on fundamental factors such as earnings. When distortions in market prices occur due to temporary factors that do not affect fundamentals, investment managers often have opportunities to buy at below-value prices.

THREE KEY REASONS FOR KEEPING ON TRACK
STAYING FOCUSED ON INVESTMENT OBJECTIVES can help individuals withstand market turbulence. As an individual investor, how you pursue your financial goals will be affected by several factors including your investment time frame, and your ability to withstand a potential loss in the value of your investments. If you choose investments that are appropriate to your goals, you'll probably be less tempted to abandon your strategy during a market downturn.

MAINTAINING REALISTIC EXPECTATIONS is another key to keeping your equilibrium during changing markets. According to a recent survey, nearly two thirds of individual investors expect the long-term total return on their stock investments to average 12% per year or less.* That's actually lower than recent long-term historical trends. For example, over the four decades that ended on June 30, 1998, the compound rate of return on the S&P 500 was 12.24%, with periods of declining as well as rising prices. During those 40 years, there were 12 corrections in which prices slid by 10% or more before resuming their generally upward trend.**

Finally, FOLLOWING SOUND INVESTMENT PRINCIPLES BY DIVERSIFYING YOUR INVESTMENTS is always wise. Stock investments have captured the media's attention for the last several years, but fixed-income investments have always been an important part of a diversified portfolio, providing an income stream that can help smooth out returns. For example, during the second and third quarters of 1998, bond investments were the top performers while stock prices were on the decline.

Thank you for your continued confidence in the WM Group of Funds. We are committed to continuing to serve you, our shareholder, by providing an appropriate selection of investment vehicles and mutual funds managed by experienced professionals - just as we have for nearly 60 years.

    Sincerely,

/s/ William G. Papesh

    William G. Papesh
    President

 *  Source: Business Week, June 15, 1998.

** Source: Standard & Poor's. The S&P 500 is an unmanaged index that is generally considered representative of the U.S. stock market. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Past performance does not guarantee future results.

WM  GROUP OF FUNDS
MARKET & ECONOMIC OVERVIEW

STEPHEN C. SCOTT
SENIOR PORTFOLIO MANAGER
WM ADVISORS, INC.
Mr. Scott received his B.A. and M.B.A. from California State University, Long Beach. He is responsible for providing economic analysis, as well as conducting investment analysis, and management for the Strategic Asset Management (SAM) Portfolios. Mr. Scott is also Senior Portfolio Manager of WM Advisors, Inc., the investment advisor to WM Group of Funds, which he joined in March 1998. Prior to that date, Mr. Scott managed the SAM Portfolios under Sierra Investment Services
(SISC). Before joining SISC, Mr. Scott was President & Chairman of his own firm, SDS Investment Advisors, after serving nine years as Senior Pension Investment Manager with the Group Pension and Investment Division of The Equitable Life Assurance Society of the United States.

INTERNATIONAL EVENTS UNDERLIE
U.S. MARKET ENVIRONMENT IN 1998
The exceptional performance of the U.S. stock market in recent years has been driven largely by a vibrant U.S. economy. But in 1998, events in international markets played a key role.

From January through June, the Dow Jones Industrial Average Index of 30 Stocks
(DJIA) rose 13%, from 7908 at December 31, 1997 to 8952 at the end of June. But from June through August, the index fell nearly 16%, erasing all of the year's gains, as political and economic uncertainty in Asia, Eastern Europe, and Latin America roiled financial markets around the world.

While U.S. stocks have since recovered - the DJIA posted a total return of 14% in September and October - a look at the events underlying the market's recent volatility provides valuable investment insights.*

DOW JONES INDUSTRIAL AVERAGE
    12 months ended 10-31-98

Oct 97  7442
Nov 97  7581
        7572
        7881
        7823
Dec 97  8149
        7838
        7756
        7679
        7908
Jan 98  7965
        7580
        7753
        7700
        7906
Feb 98  8189
        8370
        8413
        8545
Mar 98  8569
        8602
        8906
        8796
Apr 98  8983
        8994
        9167
        9064
May 98  9147
        9055
        9096
        9114
        8899
Jun 98  9037
        8834
        8712
        8945
Jul 98  9025
        9106
        9338
        8937
        8883
Aug 98  8598
        8425
        8534
        8052
Sep 98  7640
        7796
        7896
        8029
Oct 98  7785
        7900
        8417
        8452
        8592

* Source: The Wall Street Journal

Note: The Dow Jones Industrial Average is an unmanaged index of 30 stocks and is sometimes used to measure the overall U.S. equity market. Individuals cannot invest directly in an index.



AN INTERNATIONAL CONFIDENCE CRISIS
The start of the summer's market slide coincided with a deepening currency crisis in Southeast Asia, which led to currency devaluations in emerging market economies there, including Malaysia and Indonesia. The result was a sharp decline in economic growth in these countries. Last year the International Monetary Fund (IMF) predicted Indonesia's gross domestic product would grow by 8% in 1998; instead, it will probably shrink by 10%. From growth rates of around 8% in 1996 and 1997, Malaysia is down 7% in 1998. The recession in these "growth engine" countries has also put further pressure on Japan, which is still struggling to reform and stabilize its own financial institutions.

As analysts began scaling back earnings forecasts for some U.S. companies that sell products and services in Asia, particularly technology companies, problems arose in other parts of the world. In August, political and economic troubles surfaced in Russia.

On August 17, Russia defaulted on interest payments on $40 billion in short-term debts and devalued the Ruble. The resulting losses incurred by Russia's financial institutions led to widespread bank failures in that country, particularly among the nation's smaller banks, and a collapse in stock prices. As the scope of Russia's problems widened, prices of U.S. stocks fell sharply, with the DJIA price index dropping 4.19% on August 27 and more than 6% on August 31.


ASSET CLASS PERFORMANCE DISPARITY
    one-year ended 10-31-98

LARGE-CAP STOCKS                        22.00%
MID-CAP STOCKS                           6.71%
SMALL-CAP STOCKS                       -11.84%
EUROPEAN STOCKS                         23.42%
PACIFIC STOCKS                         -13.70%
EMERGING COUNTRIES                     -28.86%
INTERMEDIATE TREASURY BONDS             13.46%
INTERMEDIATE CORPORATE BONDS             8.06%
HIGH-YIELD CORPORATE BONDS              -2.49%


Source: Ibbotson Associates. Domestic stocks are represented by: S&P 500, S&P 400 Midcap, and the Russell 2000, respectively. International equities are represented by the Morgan Stanley Capital International regional indices. Bond indices are represented by: Merrill Lynch, Lehman Brothers, and Ibbotson, respectively. There are additional risks associated with international investing, including currency fluctuations. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuation and therefore an investor may have a gain or loss in principal when the shares are sold. Indices are unmanaged and individuals cannot invest directly in an index. This chart is not intended to represent the performance of any mutual fund.


The U.S. market's reaction to the crisis in Russia reflected short-term considerations rather than long-term fundamentals. Russia is not a significant trading partner with the U.S., and the impact on U.S. companies due to a slower economy in Russia is likely to be minimal. However, some investment companies in the U.S. and Europe which had invested in Russia's emerging financial markets were forced to sell U.S. stock holdings to provide cash needed to cover losses in Russia.

Adding to the problems in Russia and Asia were concerns about economic stability in Latin America. These fears adversely affected stock prices in the region. Interest rates in Brazil and Mexico rose sharply as central banks sought to stem capital outflows from worried investors.

With the spread of the confidence crisis to Latin America in September, Federal Reserve Chairman Alan Greenspan urged the U.S. and other developed nations to focus on efforts designed to promote economic growth. Mr. Greenspan's comments fueled a record 381 point surge in the DJIA on September 8 as Fed watchers began anticipating a cut in U.S. interest rates.

The Federal Reserve Open Market Committee (FOMC) lowered short-term rates at its September 29 meeting by one-quarter of a percentage point. This cut was less than many investors expected, however, as evidenced by a subsequent 6% decline in the DJIA. In October, the Federal Reserve again lowered rates another quarter point, citing slower growth in new jobs and indications of lower inflation.


YIELD ON THE 30-YEAR TREASURY BOND
    12 months ended 10-31-98

30 Year Treasury

Oct 97  6.15
Nov 97  6.16
        6.11
        6.03
        6.05
Dec 97  6.08
        5.92
        5.92
        5.9
        5.92
Jan 98  5.84
        5.73
        5.81
        5.97
        5.8
Feb 98  5.92
        5.85
        5.87
        5.92
Mar 98  6.02
        5.89
        5.88
        5.96
Apr 98  5.79
        5.88
        5.88
        5.95
May 98  5.93
        5.98
        5.97
        5.9
        5.8
Jun 98  5.79
        5.66
        5.67
        5.63
Jul 98  5.6
        5.63
        5.75
        5.69
        5.71
Aug 98  5.63
        5.54
        5.43
        5.34
Sep 98  5.29
        5.23
        5.15
        5.11
Oct 98  4.84
        5.12
        4.98
        5.18
        5.16

Source: The Wall Street Journal

Note: Represents yield on the 30-year Treasury Bond which is sometimes used to characterize the overall bond market.


OUTLOOK FOR MODEST GROWTH,
LOW INFLATION
As the fourth quarter draws to a close, the outlook for fundamental economic indicators - unemployment, inflation, and interest rates - remains positive for U.S. investors. However, there are continuing concerns that pressure from the slowdown in Asia may further slow domestic growth, despite the fact that only about 5% of U.S. economic activity involves Asia.

Another factor affecting the domestic stock market positively is a high level of merger activity. During the first half of 1998, corporate mergers totaled a record $1.4 trillion - more than double 1997's first-half total with 7 of the 10 largest mergers in history having been announced since April.

In 1999, investors will be evaluating the potential effects of the introduction of the new Euro currency. On January 1, eleven European countries will comprise the European Monet-ary Union (EMU). With a population 10% greater than the United States, the EMU will control the world's second-largest economy and generate nearly 25% of the world's total economic output. Countries admitted into the EMU have to meet strict criteria to ensure their economic and financial strength, a factor that market analysts believe may strengthen the EMU's competitive position and, in turn, stimulate growth and employment.

By adopting a single currency, the 11 participating countries will eliminate the costs and complications associated with currency fluctuations and conversions. As a result, trade activities within the EMU may become less risky and less expensive. Cost comparisons among goods and services should also be facilitated. Monetary policy governing the Euro will be directed by the European Central Bank, an organization similar to the U.S. Federal Reserve Bank. This organization will monitor the money supply and set interest rate policy.


THE RETURN OF MARKET VOLATILITY
    daily equity volatility for various
    periods ended 10/31/98

A DIVERSIFIED PORTFOLIO MAY SMOOTH OUT THE INCREASED MARKET VOLATILITY SEEN IN RECENT MONTHS.

Volitility

3 Months        1.9
1 Year          1.26
10 Years        0.87
20 Years        1.01

Source: Bloomberg Business News. Represents daily results of the Dow Jones Industrial Average. Volatility is measured by the standard deviation of investment results. Standard deviation is a measurement of results relative to the average return. A lower standard deviation means less volatility or investment risk. Past performance is not a guarantee of future results.


PREPARING FOR WHAT TOMORROW MAY BRING
Long-term investment opportunities remain attractive, both in the U.S. and abroad. But as 1998 has shown, many factors can affect investment returns from month to month. Individual investors can best prepare to weather inevitable periods of market volatility by ensuring that their investment portfolios match their goals and investment time frame.

The WM Group of Funds offers a comprehensive spectrum of professionally managed products to provide investors with appropriate opportunities to pursue their financial goals. Your Investment Representative can help you evaluate your individual circumstances, including your need for cash reserves, investment income, and long-term growth potential. He or she can then assist you in selecting a portfolio that is designed to pursue your objectives with an acceptable level of risk.

In asset allocation, we diversify among several asset classes - money market, bond, and stock investments - which helps temper the effects of market volatility on your portfolio returns over time. Stock and bond prices, for example, often do not react in identical ways to economic events. A price decline in the stock market may be partially offset by a rally in bond prices, so holding some of each in your portfolio can help smooth out your returns.

The Strategic Asset Management Portfolios offer you the added convenience of investing in a portfolio that is actively managed to pursue market opportunities as they arise while seeking the potential risk reduction benefits of diversification and asset allocation. For more information on any of the SAM Portfolios or Funds in the WM Group of Funds, speak with your Investment Representative.

INDIVIDUAL
portfolio reviews

                                  TO OUR ASSET
                               ALLOCATION CLIENTS

              Welcome to the Strategic Asset Management Portfolios.

  We are pleased to provide you with an overview of our five asset allocation portfolios, each designed to meet your individual investment needs.

   This report includes performance reviews and highlights of the investment strategies incorporated during the 12-month period ended October 31, 1998.

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE
In order to help you understand the Strategic Asset Management (SAM) Portfolios' investment performance, we have included the following discussions along with graphs that compare the Portfolios' performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices intended to represent a proxy for Portfolio performance. Descriptions of the indices used are as follows:

o The SALOMON BROTHERS U.S. 90-DAY T-BILL INDEX measures performance of United States Treasury Bills with maturities of three months.

o The LEHMAN BROTHERS MUTUAL FUND (1-5) GOVERNMENT/CORPORATE INDEX is represented by all U.S. government agency and Treasury securities and all investment-grade corporate debt securities with maturities of one to five years.

o The LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA). Balloons are included in the index; graduated payment mortgages (GPMs), buydowns, manufactured home mortgages, and graduated equity mortgages (GEMs) are not.

o The LEHMAN BROTHERS BAA LONG-TERM CORPORATE BOND INDEX includes all publicly issued, fixed rate, nonconvertible BAA rated, dollar-denominated, SEC-registered corporate debt with maturities greater than ten years.

o The LEHMAN BROTHERS AGGREGATE INDEX is an all-inclusive bond index which contains government, corporate, mortgage and asset-backed securities.

o The STANDARD & POOR'S 500 COMPOSITE INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy and all economic sectors.

o The RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies (approximately 10% of the total market capitalization) of the Russell 3000 Index.

o The RUSSELL 2000 GROWTH INDEX measures the performance of the companies with higher price-to- book ratios and higher forecasted growth values within the Russell 2000 Index.

o The RUSSELL 3000 INDEX is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, AND THE FAR EAST PLUS EMERGING MARKETS FREE INDEX is a market capitalization weighted index composed of companies representative of the market structure of 48 developed and emerging market countries. The index is calculated with gross dividends reinvested and in United States Dollars.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Index results on the following pages include changes in value and the reinvestment of dividends. Total return is used to measure a Portfolio's performance and reflects both changes in the value of the Portfolio's shares as well as any income dividend and/or capital gain distributions made by the Portfolio during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

Yield indicates the investment income per share as a percentage of the ending offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment.

THE YEAR 2000 PROBLEM
Many computer systems in use today cannot process date-related information from and after January 1, 2000. At the stroke of midnight on New Year's Eve, 1999, some computer systems could become seriously confused. They may miscalculate critical data, delete vital files, or simply not turn on because the computer's internal calendars and clocks may not recognize the year 2000. This issue stems from the practice of abbreviating years to their last two digits. Computer systems may not be able to decide correctly when a date entered with a year of "00" should be interpreted as 1900 or 2000.

Should any of the computer systems employed by the Portfolios' major service providers fail to process this type of information properly, that could have a negative impact on Portfolio operations and the services that are provided to shareholders. Similarly, the values of certain Portfolios' assets may be adversely affected by the inability of their issues or third parties to properly process date-related information from and after January 1, 2000.

The Advisor, Shareholder Servicing Agent and Administrator have advised the Portfolios that they are reviewing all of their computer systems with their goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to avoid any such negative impact. Furthermore, the Portfolios are seeking assurance from each of their key service providers that similar replacements or modifications will be completed to avoid any negative impact from this issue. In the event a key service provider cannot provide such assurance, the Portfolios may consider retaining an alternate service provider.

In addition, the Advisor has been advised by the Custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the Portfolios and Advisor have no reason to believe that these goals will not be achieved.

STRATEGIC GROWTH
    portfolio

GROWTH OF A $10,000 INVESTMENT(5)
                    (class A shares)

                              Benchmark
                               Index
           NAV       Sales    Grth 10K   Inflation  Russell3K

         $10,000    $ 9,450    $10,000    $10,000    $10,000
          10,375      9,805     10,235     10,000     10,289
          10,908     10,308     10,576     10,040     10,703
Aug 95    10,992     10,387     10,604     10,080     10,798
          11,291     10,670     11,049     10,113     11,217
Oct 95    10,951     10,349     11,010     10,147     11,120
          11,346     10,722     11,494     10,167     11,614
Dec 95    11,657     11,015     11,707     10,187     11,803
          11,849     11,197     12,110     10,187     12,146
Feb 96    12,208     11,536     12,226     10,214     12,324
          12,530     11,840     12,343     10,234     12,448
Apr 96    12,886     12,177     12,525     10,268     12,684
          13,146     12,423     12,848     10,261     13,009
Jun 96    12,799     12,095     12,901     10,254     12,967
          11,893     11,238     12,327     10,314     12,288
Aug 96    12,444     11,760     12,588     10,347     12,660
          12,982     12,268     13,295     10,401     13,349
Oct 96    12,824     12,118     13,660     10,442     13,593
          13,455     12,715     14,696     10,461     14,551
Dec 96    13,358     12,623     14,408     10,468     14,377
          13,730     12,975     15,303     10,488     15,172
Feb 97    13,537     12,792     15,427     10,508     15,188
          12,919     12,209     14,785     10,541     14,502
Apr 97    13,177     12,452     15,668     10,575     15,217
          14,038     13,266     16,630     10,595     16,256
Jun 97    14,489     13,692     17,372     10,595     16,932
          15,441     14,592     18,751     10,629     18,260
Aug 97    14,862     14,044     17,709     10,662     17,518
          15,569     14,713     18,678     10,689     18,512
Oct 97    14,914     14,094     18,055     10,701     17,890
          14,966     14,143     18,891     10,695     18,575
Dec 97    14,981     14,157     19,215     10,708     18,946
          15,159     14,325     19,429     10,728     19,045
Feb 98    16,325     15,427     20,830     10,748     20,407
          17,094     16,154     21,897     10,769     21,419
Apr 98    17,326     16,373     22,117     10,788     21,629
          16,819     15,894     21,737     10,808     21,094
Jun 98    17,367     16,412     22,620     10,821     21,807
          16,955     16,023     22,379     10,834     21,411
Aug 98    14,266     13,482     19,143     10,847     18,130
          15,158     14,324     20,370     10,860     19,367
Oct 98    16,008     15,128     22,025     10,873     20,837


+ The performance of the Class B Shares was different than that shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

TOTAL RETURNS AS OF 10/31/98(5)

CLASS A SHARES                               1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                               (May 31, 1995)
-------------------------------------------------------------------------------
Fund (not adjusted for sales charge)           7.56%    N/A       14.82%
-------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5% sales charge)  1.65%    N/A       12.93%
-------------------------------------------------------------------------------
Capital Market Benchmark(1)                   21.99%    N/A       26.00%
-------------------------------------------------------------------------------

CLASS B SHARES                               1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                                (May 31, 1995)
-------------------------------------------------------------------------------
Fund (not adjusted for sales charge)             6.77%    N/A      14.01%
-------------------------------------------------------------------------------
Fund (adjusted for maximum CDSC)                 1.77%    N/A      13.58%
-------------------------------------------------------------------------------
Capital Market Benchmark(1)                      21.99%   N/A      26.00%
-------------------------------------------------------------------------------


(1) The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 100% S&P 500. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(2) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

(3)  Inflation is measured by the Consumer Price Index for all urban customers.

(4)  Annual rate of inflation: 2.17%. Source: Ibbotson Associates

(5) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

     The Advisor waived a portion of its fee and absorbed certain other expenses during the periods presented. In the absence of the waivers and the absorption of other expenses, performance would have been lower.

  *  Annualized


PERFORMANCE REVIEW
The SAM Strategic Growth Portfolio (A Shares) returned 7.56% (1.65% adjusted for the maximum sales charge+) for the one-year ended October 31, 1998. Since the last report on June 30, 1998, the Portfolio reported negative performance as equity markets declined substantially in August. The Portfolio continues to be managed in an effort to reduce volatility relative to single asset class equity investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio's A Shares returned 12.65%* above the rate of inflation (10.76%* adjusted for the maximum sales charge+) (4).

ECONOMIC / MARKET REVIEW
Over the past 12 months, fixed-income yields fell substantially across all maturities, with intermediate-term yields recording the most dramatic decline. The drop in rates was primarily due to slowing inflation and strong foreign demand for the safety and liquidity of U.S. Treasuries. A global "flight to quality" ensued as investors worldwide sold riskier assets and poured money into the Treasury market. The Federal Reserve enacted policy to infuse liquidity into the market with two short-term interest rate cuts in September and October.

-------------------------------------------------------------------------------
MUTUAL FUND ALLOCATION
    as of October 31, 1998++
               (as a percentage of investment company securities)
-------------------------------------------------------------------------------

GROWTH & INCOME FUND                    41%
GROWTH FUND                             35%
MONEY MARKET FUND                        5%
INTERNATIONAL GROWTH FUND               19%

-------------------------------------------------------------------------------
ASSET CLASS DIVERSIFICATION
    as of October 31, 1998++
-------------------------------------------------------------------------------

LARGE-CAP STOCKS                        45%
MID-CAP STOCKS                          17%
SMALL-CAP STOCKS                         5%
BONDS                                    1%
CASH EQUIVALENT                         11%
FOREIGN STOCKS                          21%

++ may not reflect current allocation


In the equity markets, the period started very strong as indices climbed to all-time highs throughout the spring and summer, although the Asian economic crisis increased volatility. The flight to quality was also evident in equities, as large, liquid, blue-chip holdings significantly outperformed all other classes of stocks during the period. Large-cap indices reached their peak on July 17, 1998 and then began to recess. This performance turned negative in August, as large-cap stocks (S&P 500) declined over 14% and small-cap stocks (Russell 2000) dropped nearly 20%. International equities were also extremely volatile and experienced a major sell off as growing concern regarding global economic and financial stability climaxed with the Russian default and the subsequent devaluation of the Ruble. The period closed with positive performance around the globe as markets bounced back, yet still well short of their previous highs.

INVESTMENT STRATEGY
The Strategic Growth Portfolio is diversified in four funds, representing six major asset classes. The combination of asset classes allows us to maximize our ability to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

o Maintain a large concentration (70-75%) in the two equity funds investing in the largest-capitalized companies (average for domestic stocks about $45 billion) and reduced small-cap position.

o Concentrate approximately 90% of assets in equities given our long-term outlook.

o Maintain a small position in the Money Market Fund throughout the year to temper volatility during turbulent times.

REVIEW OF PORTFOLIO ALLOCATIONS
The Portfolio maintained a structure of 90-95% equities over the majority of the period. This provided positive overall results during the past 12-months, but performance was volatile. Much of the return was generated by the Growth Fund, which benefited from its concentration in strong performing technology and drug issues. The short-term decline in August significantly impacted Portfolio performance and should remind shareholders to focus on long-term investing in the face of market volatility. Although we held a position in small-caps, the equity position was weighted towards the mid- to large-cap holdings, which exhibited better relative performance throughout the year. The position in the small-cap Emerging Growth Fund was removed during the period, and had only a small negative impact on performance. We increased the international exposure, which hurt performance of the Portfolio, but we are maintaining our long-term focus on global markets. The small cash position served to mitigate risk during the market downturn.

OUTLOOK
Inflation should remain weak in the face of moderate economic growth. This trend will probably keep the yield on long-term bonds relatively flat, while the Federal Reserve, sympathetic to easing monetary policy to restore financial equilibrium, is apt to keep short-term rates moving downward over the short term. The stance of the Fed, coupled with low inflation, create a positive backdrop for equity investments as well.

Our long-term outlook calls for an increase in interest rates as the global economic picture strengthens and the U.S. expansion continues. However, we also feel that global deflationary forces will remain in the foreseeable future. This is supported by the trend of technological enhancements, which allow for lower prices in spite of pressures on wages. This, along with global competition, could prevent inflation from accelerating as it has historically done at the end of economic cycles. The effect of a low inflation environment is very positive for financial assets and should limit the length and the magnitude of interest rate increases. We expect foreign markets to remain volatile, but many areas should trend upward as turmoil abates, interest rates decline, and economies improve.

For 1999, we forecast GDP growth at around 2.5% (a bit above consensus estimates) with low inflation. This will benefit the consumer, as consumption should continue to propel the economy forward. The trade picture should improve late in 1999 as the Dollar declines further and foreign countries can again afford U.S. goods. In addition, strength in Europe-as the Euro comes on the scene-and improvements in Asia could incite foreign demand. We expect corporate profitability to improve as the technological gains from capital investments continue and greater efficiencies improve the ability to earn higher margins. This continues to support our positive long-term outlook on stocks, especially the technology sector. Overall, financial markets should stabilize as monetary, fiscal, and trading policies are planned and implemented on a global scale. The Year 2000 bug may be a short-term disruption, but efforts over the next 14 months should avert any major global impact.

CONSERVATIVE GROWTH
    portfolio

GROWTH OF A $10,000 INVESTMENT
(class A shares)

                           Benchmark
                             Index               Russell
           NAV      Sales   Grth 10K  Inflation    3K
           ---      -----   --------  ---------  --------

         $10,000   $ 9,450   $10,000   $10,000   $10,000
          10,199     9,639    10,294    10,016     9,922
          10,427     9,854    10,490    10,039    10,604
Dec 90    10,555     9,975    10,691    10,093    10,930
          10,911    10,311    11,013    10,132    11,479
          11,482    10,850    11,619    10,225    12,340
          11,495    10,863    11,654    10,311    12,704
          11,608    10,970    11,719    10,373    12,717
          11,872    11,219    11,980    10,395    13,243
Jun 91    11,416    10,788    11,604    10,395    12,639
          11,804    11,155    11,971    10,458    13,236
          11,991    11,331    12,103    10,473    13,590
          12,118    11,451    12,215    10,489    13,436
          12,375    11,695    12,375    10,505    13,660
          12,105    11,439    12,094    10,536    13,137
Dec 91    12,971    12,258    12,822    10,567    14,609
          13,125    12,403    12,750    10,583    14,510
          13,238    12,510    12,749    10,613    14,703
          12,799    12,095    12,475    10,660    14,378
          12,848    12,141    12,609    10,676    14,668
          13,152    12,428    12,830    10,707    14,767
Jun 92    12,975    12,261    12,636    10,715    14,501
          13,090    12,370    12,822    10,731    15,100
          13,166    12,442    12,883    10,769    14,774
          13,123    12,401    12,943    10,824    14,972
          13,068    12,350    12,848    10,839    15,120
          13,370    12,635    13,079    10,855    15,741
Dec 92    13,550    12,805    13,212    10,894    16,023
          13,737    12,981    13,305    10,917    16,180
          14,001    13,231    13,448    10,947    16,285
          14,408    13,616    13,810    10,978    16,692
          14,498    13,701    13,947    11,016    16,250
          14,831    14,015    14,179    11,032    16,716
Jun 93    14,835    14,019    14,201    11,024    16,825
          14,940    14,119    14,296    11,078    16,796
          15,576    14,719    14,721    11,117    17,450
          15,620    14,761    14,666    11,156    17,448
          15,935    15,059    14,905    11,187    17,698
          15,540    14,685    14,596    11,202    17,425
Dec 93    16,068    15,184    14,936    11,218    17,767
          16,659    15,742    15,416    11,218    18,310
          16,309    15,412    15,227    11,250    17,867
          15,655    14,794    14,787    11,273    17,086
          15,711    14,847    14,949    11,319    17,281
          15,555    14,699    15,031    11,327    17,471
Jun 94    15,207    14,371    14,914    11,327    16,993
          15,656    14,795    15,185    11,358    17,519
          16,083    15,198    15,577    11,397    18,283
          15,827    14,956    15,360    11,435    17,894
          16,071    15,187    15,593    11,451    18,189
          15,521    14,667    15,210    11,459    17,525
Dec 94    15,510    14,657    15,317    11,498    17,797
          15,447    14,597    15,366    11,529    18,186
          15,694    14,831    15,653    11,575    18,928
          15,932    15,056    16,050    11,607    19,400
          16,236    15,343    16,402    11,615    19,906
          16,610    15,696    16,711    11,630    20,629
Jun 95    17,137    16,194    16,892    11,630    21,225
          17,913    16,927    17,377    11,676    22,078
          18,076    17,082    17,321    11,723    22,275
          18,498    17,481    17,689    11,762    23,139
          18,045    17,053    17,577    11,801    22,940
          18,551    17,531    18,020    11,824    23,958
Dec 95    19,023    17,977    18,351    11,848    24,349
          19,293    18,232    18,657    11,848    25,055
          19,847    18,755    18,754    11,879    25,423
          20,268    19,153    18,910    11,902    25,678
          20,789    19,646    19,207    11,942    26,165
          21,123    19,961    19,388    11,933    26,835
Jun 96    20,730    19,590    19,426    11,925    26,749
          19,446    18,377    18,907    11,995    25,348
          20,234    19,121    19,159    12,034    26,116
          20,942    19,790    19,737    12,096    27,536
          20,647    19,511    19,905    12,144    28,040
          21,279    20,108    20,663    12,167    30,017
Dec 96    21,166    20,002    20,504    12,174    29,657
          21,416    20,238    20,924    12,197    31,297
          21,103    19,942    21,029    12,220    31,332
          20,251    19,137    20,656    12,259    29,915
          20,583    19,451    21,165    12,299    31,390
          21,871    20,668    22,086    12,322    33,534
Jun 97    22,578    21,336    22,772    12,322    34,929
          23,720    22,415    23,633    12,361    37,668
          22,826    21,570    22,852    12,400    36,138
          23,885    22,571    23,689    12,431    38,187
          22,929    21,668    22,993    12,446    36,904
          22,909    21,649    23,314    12,438    38,318
Dec 97    22,994    21,729    23,560    12,453    39,084
          23,258    21,979    23,862    12,477    39,287
          24,730    23,370    24,910    12,500    42,096
          25,742    24,326    25,607    12,524    44,184
          26,071    24,637    25,784    12,547    44,617
          25,435    24,936    25,488    12,569    43,515
Jun 98    26,007    24,577    25,889    12,584    44,986
          25,503    24,100    25,806    12,599    44,167
          21,813    20,613    23,582    12,615    37,401
          22,888    21,629    24,234    12,630    39,952
Oct 98    24,096    22,771    25,527    12,645    42,984


+ The performance of the Class B Shares was different than that shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

TOTAL RETURNS AS OF 10/31/98(5)

CLASS A SHARES                             1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                           (September 30, 1990)
-------------------------------------------------------------------------------
Fund (not adjusted for sales charge)        5.07%    8.61%      11.50%
-------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5%
   sales charge)                           -0.71%    7.39%      10.72%
-------------------------------------------------------------------------------
Capital Market Benchmark(1)                11.02%   11.36%      12.29%
-------------------------------------------------------------------------------

CLASS B SHARES                             1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                             (June 30, 1994)
-------------------------------------------------------------------------------
Fund (not adjusted for sales charge)        4.32%    N/A        10.41%
-------------------------------------------------------------------------------
Fund (adjusted for maximum CDSC)           -0.64%    N/A        10.24%
-------------------------------------------------------------------------------
Capital Market Benchmark(1)                11.02%    N/A        13.21%
-------------------------------------------------------------------------------

(1) The Conservative Growth Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 35% S&P 500, 20% MSCI EAFE + Emerging Markets, 20% Lehman Bros. Mutual Fund (1-5) Gov/Corp Index, 20% Salomon Bros. 90-day T-Bills, and 5% Russell 2000 Growth. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(2) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

(3)  Inflation is measured by the Consumer Price Index for all urban customers.

(4)  Annual rate of inflation: 2.64%. Source: Ibbotson Associates

(5) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

     The Advisor waived a portion of its fee and absorbed certain other expenses during the periods presented. In the absence of the waivers and the absorption of other expenses, performance would have been lower.

  *  Annualized


PERFORMANCE REVIEW
The SAM Conservative Growth Portfolio (A Shares) returned 5.07% (-0.71% adjusted for the maximum sales charge+) for the one-year ended October 31, 1998. Since the last report on June 30, 1998, the Portfolio reported negative performance as equity markets declined substantially in August. The Portfolio continues to be managed in an effort to reduce volatility relative to single asset class investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio's A Shares returned 8.86%* above the rate of inflation (8.08%* adjusted for the maximum sales charge+) (4).

ECONOMIC / MARKET REVIEW
Over the past 12 months, fixed-income yields fell substantially across all maturities, with intermediate-term yields recording the most dramatic decline. The drop in rates was primarily due to slowing inflation and strong foreign demand for the safety and liquidity of U.S. Treasuries. A global "flight to quality" ensued as investors worldwide sold riskier assets and poured money into the Treasury market. The Federal Reserve enacted policy to infuse liquidity into the market with two short-term interest rate cuts in September and October.

-------------------------------------------------------------------------------
MUTUAL FUND ALLOCATION
    as of October 31, 1998++
               (as a percentage of investment company securities)
-------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND                    19%
EMERGING GROWTH FUND                          5%
GROWTH FUND                                  25%
GROWTH & INCOME FUND                         36%
MONEY MARKET FUND                            15%

-------------------------------------------------------------------------------
ASSET CLASS DIVERSIFICATION
    as of October 31, 1998++
-------------------------------------------------------------------------------

LARGE-CAP STOCKS                             36%
FOREIGN STOCKS                               21%
CASH EQUIVALENT                              20%
OTHER BONDS                                   1%
SMALL-CAP STOCKS                              8%
MID-CAP STOCKS                               14%

++ may not reflect current allocation

In the equity markets, the period started very strong as indices climbed to all-time highs throughout the spring and summer, although the Asian economic crisis increased volatility. The flight to quality was also evident in equities, as large, liquid blue-chip holdings significantly outperformed all other classes of stocks during the period. Large-cap indices reached their peak on July 17, 1998 and then began to recess. This performance turned negative in August, as large-cap stocks (S&P 500) declined over 14% and small-cap stocks (Russell 2000) dropped nearly 20%. International equities were also extremely volatile and experienced a major sell off as growing concern regarding global economic and financial stability climaxed with the Russian default and the subsequent devaluation of the Ruble. The period closed with positive performance as markets bounced back worldwide, yet still well short of their previous highs.

INVESTMENT STRATEGY
The Conservative Growth Portfolio is diversified in five funds, representing six major asset classes. The combination of asset classes allows us to maximize our ability to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

o Maintain a large concentration (55%) in the two equity funds investing in the largest-capitalized companies (average for domestic stocks about $37 billion) and reduced small-cap holdings.

o Concentrate approximately 80-85% of assets in equities given our long-term outlook.

o Maintain a 10-15% position in the money fund throughout the year to temper volatility during turbulent times.

REVIEW OF PORTFOLIO ALLOCATIONS
The Portfolio maintained a structure of over 80% equities during the majority of the period. The equity component provided positive results during the past 12-months, contributing significantly to the overall return. Much of the return was generated by the Growth Fund, which benefited from its concentration in strong performing technology and drug issues. The short-term decline in August significantly impacted Portfolio performance and should remind shareholders to focus on long-term investing in the face of market volatility. Although we held a position in small-caps, the equity position was weighted towards the mid- to large-cap holdings, which exhibited better relative performance throughout the period. The small-cap position was reduced over the year, yet still had a negative impact on performance. We averaged 18% international exposure, which proved to be a drag on the Portfolio, but we are maintaining our long-term focus on global markets. Besides income, the debt portion also contributed price appreciation as interest rates declined. These holdings also served to mitigate risk during the market downturn.

OUTLOOK
Inflation should remain weak in the face of moderate econ-omic growth. This trend will probably keep the yield on long-term bonds relatively flat, while the Federal Reserve, sympathetic to easing monetary policy to restore financial equilibrium, is apt to keep short-term rates moving downward over the short term. The stance of the Fed, coupled with low inflation, create a positive backdrop for equity investments as well.

Our long-term outlook calls for an increase in interest rates as the global economic picture strengthens and the U.S. expansion continues. However, we also feel that global deflationary forces will remain in the foreseeable future. This is supported by the trend of technological enhancements, which allow for lower prices in spite of pressures on wages. This, along with global competition, could prevent inflation from accelerating as it has historically done at the end of economic cycles. The effect of a low inflation environment is very positive for financial assets and should limit the length and the magnitude of interest rate increases. We expect foreign markets to remain volatile, but many areas should trend upward as turmoil abates, interest rates decline, and economies improve.

For 1999, we forecast GDP growth at around 2.5% (a bit above consensus estimates) with low inflation. This will benefit the consumer, as consumption should continue to propel the economy forward. The trade picture should improve late in 1999 as the Dollar declines further and foreign countries can again afford U.S. goods. In addition, strength in Europe-as the Euro comes on the scene-and improvements in Asia could incite foreign demand. We expect corporate profitability to improve as the technological gains from capital investments continue and greater efficiencies improve the ability to earn higher margins. This continues to support our positive long-term outlook on stocks, especially the technology sector. Overall, financial markets should stabilize as monetary, fiscal, and trading policies are planned and implemented on a global scale. The Year 2000 bug may be a short-term disruption, but efforts over the next 14 months should avert any major global impact.

BALANCED
    portfolio

GROWTH OF A $10,000 INVESTMENT
(class A shares)

                           Benchmark
                             Index      Russell
           NAV      Sales   Grth 10K      3K       LB Agg     Inflation
           ---      -----   --------    --------   ------     ---------

         $10,000   $ 9,450   $10,000    $10,000   $10,000      $10,000
          10,211     9,649    10,286      9,922    10,127       10,016
          10,335     9,767    10,384     10,604    10,345       10,039
Dec 90    10,458     9,883    10,537     10,930    10,506       10,093
          10,736    10,145    10,734     11,479    10,636       10,132
          11,160    10,546    11,076     12,340    10,727       10,225
          11,059    10,451    11,071     12,704    10,801       10,311
          11,180    10,566    11,156     12,717    10,917       10,373
          11,349    10,724    11,301     13,243    10,981       10,395
Jun 91    11,059    10,451    11,137     12,639    10,975       10,395
          11,360    10,735    11,378     13,236    11,128       10,458
          11,527    10,893    11,489     13,590    11,368       10,473
          11,649    11,008    11,647     13,436    11,599       10,489
          11,768    11,121    11,783     13,660    11,728       10,505
          11,604    10,966    11,694     13,137    11,836       10,536
Dec 91    12,279    11,604    12,104     14,609    12,187       10,567
          12,201    11,530    12,014     14,510    12,021       10,583
          12,247    11,574    12,021     14,703    12,100       10,613
          11,962    11,304    11,865     14,378    12,032       10,660
          12,063    11,399    11,987     14,668    12,118       10,676
          12,340    11,661    12,200     14,767    12,347       10,707
Jun 92    12,236    11,563    12,159     14,501    12,518       10,715
          12,329    11,651    12,268     15,100    12,773       10,731
          12,454    11,769    12,405     14,774    12,902       10,769
          12,398    11,716    12,456     14,972    13,056       10,824
          12,235    11,562    12,332     15,120    12,882       10,839
          12,438    11,754    12,416     15,741    12,885       10,855
Dec 92    12,581    11,889    12,529     16,023    13,090       10,894
          12,741    12,040    12,634     16,180    13,341       10,917
          12,969    12,255    12,787     16,285    13,574       10,947
          13,318    12,585    13,025     16,692    13,631       10,978
          13,502    12,759    13,201     16,250    13,727       11,016
          13,743    12,987    13,310     16,716    13,745       11,032
Jun 93    13,770    13,013    13,357     16,825    13,993       11,024
          13,887    13,124    13,443     16,796    14,073       11,078
          14,330    13,542    13,694     17,450    14,319       11,117
          14,366    13,576    13,660     17,448    14,358       11,156
          14,601    13,797    13,796     17,698    14,411       11,187
          14,257    13,473    13,612     17,425    14,289       11,202
Dec 93    14,620    13,816    13,842     17,767    14,366       11,218
          15,101    14,270    14,153     18,310    14,560       11,218
          14,790    13,977    14,037     17,867    14,306       11,250
          14,215    13,433    13,751     17,086    13,953       11,273
          14,163    13,384    13,818     17,281    13,841       11,319
          14,019    13,248    13,878     17,471    13,840       11,327
Jun 94    13,749    12,993    13,858     16,993    13,810       11,327
          14,169    13,390    14,064     17,519    14,084       11,358
          14,462    13,667    14,252     18,283    14,101       11,397
          14,185    13,405    14,096     17,894    13,894       11,435
          14,342    13,553    14,221     18,189    13,882       11,451
          13,940    13,173    14,028     17,525    13,851       11,459
Dec 94    13,945    13,178    14,099     17,797    13,947       11,498
          13,993    13,224    14,191     18,186    14,223       11,529
          14,282    13,496    14,406     18,928    14,561       11,575
          14,462    13,667    14,645     19,400    14,650       11,607
          14,759    13,947    14,894     19,906    14,855       11,615
          15,229    14,392    15,167     20,629    15,430       11,630
Jun 95    15,476    14,625    15,245     21,225    15,543       11,630
          15,936    15,059    15,487     22,078    15,509       11,676
          16,097    15,211    15,489     22,275    15,696       11,723
          16,382    15,481    15,693     23,139    15,848       11,762
          16,236    15,343    15,704     22,940    16,054       11,801
          16,678    15,761    15,957     23,958    16,295       11,824
Dec 95    16,975    16,042    16,191     24,349    16,523       11,848
          17,181    16,236    16,383     25,055    16,632       11,848
          17,300    16,348    16,369     25,423    16,343       11,879
          17,373    16,418    16,432     25,678    16,229       11,902
          17,633    16,664    16,547     26,165    16,138       11,942
          17,762    16,785    16,582     26,835    16,105       11,933
Jun 96    17,617    16,648    16,707     26,749    16,321       11,925
          17,029    16,092    16,558     25,348    16,365       11,995
          17,363    16,408    16,649     26,116    16,338       12,034
          17,871    16,888    16,970     27,536    16,622       12,096
          17,941    16,954    17,152     28,040    16,991       12,144
          18,542    17,522    17,550     30,017    17,281       12,167
Dec 96    18,418    17,405    17,459     29,657    17,121       12,174
          18,720    17,690    17,630     31,297    17,174       12,197
          18,645    17,620    17,743     31,332    17,217       12,220
          18,158    17,160    17,605     29,915    17,026       12,259
          18,514    17,496    17,901     31,390    17,281       12,299
          19,292    18,231    18,317     33,534    17,445       12,322
Jun 97    19,730    18,645    18,693     34,929    17,653       12,322
          20,726    19,586    19,127     37,668    18,129       12,361
          20,065    18,962    18,747     36,138    17,975       12,400
          20,739    19,599    19,164     38,187    18,241       12,431
          20,132    19,024    18,924     36,904    18,506       12,446
          20,158    19,049    19,065     38,318    18,591       12,438
Dec 97    20,297    19,181    19,236     39,084    18,779       12,453
          20,551    19,420    19,475     39,287    19,019       12,477
          21,516    20,333    19,910     42,096    19,004       12,500
          22,203    20,982    20,215     44,184    19,068       12,524
          22,454    21,219    20,334     44,617    19,168       12,547
          22,164    20,945    20,301     43,515    19,350       12,569
Jun 98    22,552    21,312    20,486     44,986    19,514       12,584
          22,320    21,092    20,557     44,167    19,555       12,599
          19,992    18,892    19,816     37,401    19,874       12,615
          20,643    19,508    20,102     39,952    20,339       12,630
Oct 98    21,461    20,281    20,691     42,984    20,231       12,645


+ The performance of the Class B Shares was different than that shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

TOTAL RETURNS AS OF 10/31/98(6)

CLASS A SHARES                             1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                           (September 30, 1990)
-------------------------------------------------------------------------------
Fund (not adjusted for sales charge)        6.60%    7.99%       9.90%
-------------------------------------------------------------------------------
Fund (adjusted for maximum 5.5%
   sales charge)                            0.74%    6.78%       9.13%
-------------------------------------------------------------------------------
Capital Market Benchmark(1)                 9.34%    8.44%       9.41%
-------------------------------------------------------------------------------

CLASS B SHARES                             1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                             (June 30, 1994)
-------------------------------------------------------------------------------
Fund (not adjusted for sales charge)        5.81%    N/A        10.04%
-------------------------------------------------------------------------------
Fund (adjusted for maximum CDSC)            0.85%    N/A         9.87%
-------------------------------------------------------------------------------
Capital Market Benchmark(1)                 9.34%    N/A         9.69%
-------------------------------------------------------------------------------

(1) The Balanced Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 25% Lehman Bros. Mutual Fund Short (1-5) Gov/Corp Index, 25% Salomon Bros. 90-day T-Bills, 20% Lehman Bros. Mortgage Index, 15% S&P 500, and 15% MSCI EAFE + Emerging Markets. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(2) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

(3) The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

(4)  Inflation is measured by the Consumer Price Index for all urban customers.

(5)  Annual rate of inflation: 2.64%. Source: Ibbotson Associates

(6) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

     The Advisor waived a portion of its fee and absorbed certain other expenses during the periods presented. In the absence of the waivers and the absorption of other expenses, performance would have been lower.

  *  Annualized


PERFORMANCE REVIEW
The SAM Balanced Portfolio (A Shares) returned 6.60% (0.74% adjusted for the maximum sales charge+) for the one-year ended October 31, 1998. Since the last report on June 30, 1998, the Portfolio reported negative performance as equity markets declined substantially in August. The Portfolio continues to beat its benchmark index since inception,1 while being managed in an effort to reduce volatility relative to single asset class investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio's A Shares returned 7.26%* above the rate of inflation (6.49%* adjusted for the maximum sales charge+)5.

ECONOMIC / MARKET REVIEW
Over the past 12 months, fixed-income yields fell substantially across all maturities, with intermediate-term yields recording the most dramatic decline. The drop in rates was primarily due to slowing inflation and strong foreign demand for the safety and liquidity of U.S. Treasuries. A global "flight to quality" ensued as investors worldwide sold riskier assets and poured money into the Treasury market. Other fixed-income securities suffered as high-quality government bonds outperformed corporate issues, especially lower-rated, higher-yielding bonds. The Federal Reserve enacted policy to infuse liquidity into the market with two short-term interest rate cuts in September and October. Overall, the one-year period ended October 31, 1998 was favorable for fixed-income investors as most asset classes posted strong results and the low levels of inflation provided substantial real (inflation adjusted) returns.

-------------------------------------------------------------------------------
MUTUAL FUND ALLOCATION
    as of October 31, 1998++
               (as a percentage of investment company securities)
-------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND                    20%
MONEY MARKET FUND                            20%
U.S. GOVERNMENT SECURITIES FUND              15%
GROWTH & INCOME FUND                         30%
GROWTH FUND                                  15%

-------------------------------------------------------------------------------
ASSET CLASS DIVERSIFICATION
    as of October 31, 1998++
-------------------------------------------------------------------------------

FOREIGN STOCKS                               19%
CASH EQUIVALENT                              25%
TREASURIES                                    2%
MORTGAGE BACKED                              13%
SMALL-CAP STOCKS                              3%
MID-CAP STAOCKS                              10%
LARGE-CAP STOCKS                             27%
OTHER BONDS                                   1%

++ may not reflect current allocation

In the equity markets, the period started very strong as equity indices hit all-time highs in July. The flight to quality was also evident in equities, as large, liquid blue-chip holdings significantly outperformed all other classes of stocks during the period. This performance turned negative in August, as large-cap stocks (S&P 500) declined over 14% and small-cap stocks (Russell 2000) dropped nearly 20%. International equities were also extremely volatile and experienced a major sell off as growing concern regarding global economic and financial stability climaxed with the Russian default and the subsequent devaluation of the Ruble.

INVESTMENT STRATEGY
The Balanced Portfolio is diversified in seven funds, representing eight major asset classes. The combination of asset classes allows us to maximize our ability to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

o Manage risk by maintaining 35-40% invested in AAA short- to intermediate-term fixed-income securities.

o Concentrate approximately 60% of assets in primarily large-cap growth stocks given our positive long-term outlook.

o Maintain a 20% position in the money fund throughout the year to temper volatility during turbulent times.

REVIEW OF PORTFOLIO ALLOCATIONS
The Portfolio maintained a structure of over 60% equities during the majority of the period. The equity component provided positive results during the past 12-months, contributing significantly to the overall return. Much of the return was generated by the Growth Fund, which benefited from its concentration in strong performing technology and drug issues. The short-term decline in August significantly impacted Portfolio performance and should remind shareholders to focus on long-term investing in the face of market volatility. The equity position was weighted towards the mid- to large-cap holdings, which exhibited better relative performance throughout the period. We increased international exposure in April to 20%; this proved to be a drag on the Portfolio, but we are maintaining our long-term focus on global markets. Besides income, the debt portion also contributed price appreciation as interest rates declined. These holdings also served to mitigate risk during the market downturn.

OUTLOOK
Inflation should remain weak even in the face of moderate economic growth. This trend will probably keep the yield on long-term bonds relatively flat, while the Federal Reserve, sympathetic to easing monetary policy to restore financial equilibrium, is apt to keep short-term rates moving downward over the short term. The stance of the Fed, coupled with low inflation, create a positive backdrop for equity investments as well.

Our long-term outlook calls for an increase in interest rates as the global economic picture strengthens and the U.S. expansion continues. However, we also feel that global deflationary forces will remain in the foreseeable future. This is supported by the trend of technological enhancements, which allow for lower prices in spite of pressures on wages. This, along with global competition, could prevent inflation from accelerating as it has historically done at the end of economic cycles. The effect of a low inflation environment is very positive for financial assets and should limit the length and the magnitude of interest rate increases. We expect foreign markets to remain volatile, but many areas should trend upward as turmoil abates, interest rates decline, and economies improve.

For 1999, we forecast GDP growth at around 2.5% (a bit above consensus estimates) with low inflation. This will benefit the consumer, as consumption should continue to propel the economy forward. The trade picture should improve late in 1999 as the Dollar declines further and foreign countries can again afford U.S. goods. In addition, strength in Europe-as the Euro comes on the scene-and improvements in Asia could incite foreign demand. We expect corporate profitability to improve as the technological gains from capital investments continue and greater efficiencies improve the ability to earn higher margins. This continues to support our positive long-term outlook on stocks, especially the technology sector. Overall, financial markets should stabilize as monetary, fiscal, and trading policies are planned and implemented on a global scale. The Year 2000 bug may be a short-term disruption, but efforts over the next 14 months should avert any major global impact.

FLEXIBLE INCOME
   portfolio

GROWTH OF A $10,000 INVESTMENT
                    (class A shares)

                           Benchmark
                             Index
           NAV      Sales   Grth 10K     LB Agg     Inflation
           ---      -----   --------    --------    ---------

         $10,000   $ 9,550   $10,000    $10,000      $10,000
           9,977     9,528    10,022     10,070       10,035
          10,121     9,666    10,052     10,083       10,049
Jun 93    10,255     9,793    10,117     10,266       10,042
          10,301     9,838    10,135     10,324       10,091
          10,539    10,065    10,238     10,505       10,127
          10,562    10,087    10,255     10,533       10,162
          10,676    10,195    10,300     10,572       10,190
          10,544    10,069    10,290     10,482       10,205
Dec 93    10,643    10,164    10,339     10,539       10,219
          10,863    10,374    10,430     10,681       10,219
          10,636    10,157    10,363     10,495       10,248
          10,302     9,839    10,260     10,236       10,269
          10,173     9,715    10,253     10,154       10,311
          10,039     9,588    10,291     10,153       10,318
Jun 94     9,907     9,461    10,284     10,131       10,318
          10,140     9,684    10,399     10,332       10,346
          10,225     9,765    10,473     10,345       10,381
          10,093     9,639    10,426     10,193       10,417
          10,123     9,667    10,471     10,184       10,431
          10,028     9,576    10,424     10,161       10,439
Dec 94     9,994     9,544    10,476     10,231       10,474
          10,140     9,684    10,609     10,434       10,502
          10,382     9,915    10,770     10,682       10,544
          10,483    10,012    10,853     10,747       10,573
          10,659    10,180    10,967     10,898       10,580
          11,083    10,585    11,168     11,320       10,594
Jun 95    11,177    10,674    11,249     11,402       10,594
          11,318    10,808    11,321     11,377       10,636
          11,476    10,960    11,389     11,515       10,679
          11,645    11,121    11,494     11,626       10,714
          11,654    11,129    11,565     11,778       10,750
          11,897    11,362    11,699     11,954       10,771
Dec 95    12,090    11,546    11,797     12,122       10,793
          12,131    11,585    11,911     12,202       10,793
          12,035    11,493    11,899     11,989       10,821
          12,026    11,485    11,912     11,905       10,842
          12,044    11,502    11,943     11,839       10,878
          12,074    11,530    11,994     11,815       10,870
Jun 96    12,120    11,575    12,078     11,973       10,863
          12,007    11,467    12,067     12,006       10,927
          12,083    11,539    12,126     11,985       10,962
          12,343    11,787    12,289     12,194       11,019
          12,579    12,013    12,437     12,465       11,062
          12,942    12,360    12,618     12,678       11,083
Dec 96    12,874    12,294    12,596     12,560       11,090
          13,046    12,459    12,729     12,599       11,111
          13,083    12,494    12,774     12,630       11,132
          12,896    12,315    12,715     12,490       11,167
          13,072    12,484    12,882     12,677       11,203
          13,287    12,689    13,034     12,798       11,224
Jun 97    13,438    12,833    13,171     12,950       11,224
          13,881    13,257    13,401     13,300       11,260
          13,725    13,107    13,338     13,187       11,295
          13,963    13,335    13,501     13,382       11,323
          13,973    13,344    13,543     13,576       11,337
          14,047    13,415    13,643     13,638       11,330
Dec 97    14,193    13,555    13,743     13,776       11,344
          14,321    13,677    13,860     13,952       11,365
          14,527    13,874    13,985     13,941       11,387
          14,700    14,039    14,107     13,989       11,409
          14,774    14,109    14,181     14,061       11,429
          14,766    14,102    14,226     14,195       11,450
Jun 98    14,924    14,253    14,346     14,316       11,463
          14,835    14,167    14,387     14,346       11,477
          14,270    13,627    14,297     14,580       11,491
          14,651    13,991    14,537     14,921       11,505
Oct 98    14,886    14,217    14,692     14,842       11,519


+ The performance of the Class B Shares was different than that shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

Total Returns as of 10/31/98 (5)

CLASS A SHARES

                                              1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                                (MARCH 31, 1993)
Fund (not adjusted for sales charge)           6.53%    6.87%        7.37%
--------------------------------------------------------------------------------
Fund (adjusted for maximum 4.5%  sales charge) 1.74%    5.89%        6.49%
--------------------------------------------------------------------------------
Capital Market Benchmark (1)                   8.48%    7.36%         7.13%
--------------------------------------------------------------------------------
CLASS B SHARES

                                              1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                                 (JUNE 30, 1994)
--------------------------------------------------------------------------------
Fund (not adjusted for sales charge)           5.74%     N/A          9.06%
--------------------------------------------------------------------------------
Fund (adjusted for maximum CDSC)               0.83%     N/A          8.89%
--------------------------------------------------------------------------------
Capital Market Benchmark (1)                   8.48%     N/A          8.58%
--------------------------------------------------------------------------------

1 The Flexible Income Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 40% Lehman Bros. Mutual Fund Short (1-5) Gov/Corp Index, 40% Salomon Bros. 90-day T-Bills, 10% Lehman Bros. Mortgage Index, and 10% S&P 500. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

2 The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

3 Inflation is measured by the Consumer Price Index for all urban customers.

4 Annual rate of inflation: 2.39%. Source: Ibbotson Associates

5 All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

  The Advisor waived a portion of its fee and absorbed certain other expenses during the periods presented. In the absence of the waivers and the absorption of other expenses, performance would have been lower.

  *Annualized

PERFORMANCE REVIEW
The SAM Flexible Income Portfolio (A Shares) returned 6.53% (1.74% adjusted for the maximum sales charge+) for the one-year ended October 31, 1998. Since the last report on June 30, 1998, the Portfolio reported slightly negative performance as equity markets declined substantially in August. The Portfolio (not adjusted for sales charge) continues to beat its benchmark index since inception,1 while being managed in an effort to reduce volatility relative to single asset class investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio's A Shares returned 4.98%* above the rate of inflation (4.10%* adjusted for the maximum sales charge+) (4). With one objective of income, as of October 31, 1998, the 30-day SEC Yield of the Portfolio is 3.20% (2.61% for B Shares).

ECONOMIC / MARKET REVIEW
Over the past 12 months, fixed-income yields fell substantially across all maturities, with intermediate-term yields recording the most dramatic decline. In fact, the yield on the five-year Treasury Note fell 148 basis points (1.48%) during the period, while the yield on the 30-year Treasury Bond fell 100 basis points. The drop in rates was primarily due to slowing inflation and strong foreign demand for the safety and liquidity of U.S. Treasuries. This global "flight to quality" was most evident after the August 17, 1998 collapse of the Russian economy. Investors worldwide sold riskier assets and poured money into the Treasury market. Other fixed-income securities suffered as high-quality government bonds outperformed corporate issues, especially lower-rated, higher-yielding bonds. The Federal Reserve enacted policy to infuse liquidity into the market with two short-term interest rate cuts in September and October. Mortgage-backed securities generated positive results, but were impacted by the increase in refinancings as interest rates dropped. Overall, the one-year period ended October 31, 1998 was favorable for fixed-income investors as most asset classes posted strong results and the low levels of inflation provided substantial real (inflation adjusted) returns. In the equity markets, very strong results turned negative in August, when large-cap stocks (S&P 500) declined over 14% and small-cap stocks (Russell 2000) dropped nearly 20%. The flight to quality was also evident in the equity markets as large, liquid blue-chip holdings significantly outperformed all other classes of stocks during the period.

INVESTMENT STRATEGY

The Flexible Income Portfolio is diversified in five funds, representing seven major asset classes. The combination of asset classes allows us to maximize our ability to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money market instruments to equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

o Maintain high concentration (nearly 50%) in intermediate- to long-term fixed-income securities as yields dropped throughout the period.

 o Focus on high-quality holdings (65% AAA rated by Standard & Poors) for most of the period.

 o Allocate additional assets (24% overall) in equities as long-term prospects are favorable.

REVIEW OF PORTFOLIO ALLOCATIONS
Our heaviest weighting over the period was in the best performing WM Group fixed-income fund, the U.S. Government Securities Fund. In addition, the equity component provided positive results during the past 12-months, contributing significantly to the overall return. The short-term correction in August significantly impacted Fund performance and should remind shareholders to focus on long-term investing in the face of market volatility. The Portfolio maintained a structure of 80% debt, 20% equities over the majority of the period. In August, a slight shift was made to increase the equity position and lower duration (a measure of price sensitivity to changes in interest rates) to offset risk during the last three months. However, this change was made with a long- term outlook and given our forecasts, should improve relative performance moving forward.

OUTLOOK
We remain positive about the domestic economy for both growth and low inflation. We are taking advantage of narrowing yield spreads among corporate credits relative to U.S. Treasuries. Inflation should remain low in the face of moderate economic growth. This trend will probably keep the yield on long-term bonds relatively flat, while the Federal Reserve, sympathetic to easing monetary policy to restore financial equilibrium, is apt to keep short-term rates moving downward over the short term. The stance of the Fed, coupled with low inflation, creates a positive backdrop for equity investments as well.

Our long-term outlook calls for an increase in interest rates as the global economic picture strengthens and the U.S. expansion continues. However, we also feel that global deflationary forces will remain in the foreseeable future. This is supported by the trend of technological enhancements, which allow for lower prices in spite of pressures on wages. This, along with global competition, could prevent inflation from accelerating as it has historically done at the end of economic cycles. The effect of a low inflation environment is very positive for financial assets and should limit the length and the magnitude of interest rate increases.

For 1999, we forecast GDP growth at around 2.5% (a bit above consensus estimates) with low inflation. This will benefit the consumer, as consumption should continue to propel the economy forward. The trade picture should improve late in 1999 as the Dollar declines further and foreign countries can again afford U.S. goods. In addition, strength in Europe-as the Euro comes on the scene-and improvements in Asia could incite foreign demand. We expect corporate profitability to improve as the technological gains from capital investments continue and greater efficiencies improve the ability to earn higher margins. This continues to support our positive long-term outlook on stocks, especially the technology sector. Overall, financial markets should stabilize as monetary, fiscal, and trading policies are planned and implemented on a global scale. The Year 2000 bug may be a short-term disruption, but efforts over the next 14 months should avert any major global impact.

--------------------------------------------------
MUTUAL FUND ALLOCATION
            as of October 31, 1998++
(as a percentage of investment company securities)
--------------------------------------------------

MONEY MARKET FUND                       35%
U.S. GOVERNMENT SECURITIES FUND         25%
INCOME FUND                             15%
GROWTH FUND                              5%
GROWTH & INCOME FUND                    20%

--------------------------------------------------
ASSET CLASS DIVERSIFICATION
            as of October 31, 1998++
--------------------------------------------------

CASH EQUIVALENT                         38%
TREASURIES                               4%
MORTGAGE BACKED                         21%
OTHER BONDS                              2%
CORPORATE BONDS                         11%
FOREIGN STOCKS                           1%
DOMESTIC STOCKS                         23%

++ may not reflect current allocation

INCOME
portfolio


GROWTH OF A $10,000 INVESTMENT
                    (class A shares)

                           Benchmark
                             Index
           NAV      Sales   Grth 10K     LB Agg     Inflation
           ---      -----   --------    --------    ---------

Sep 90   $10,000   $ 9,550   $10,000    $10,000      $10,000
Oct 90    10,007     9,556    10,074     10,127       10,016
Nov 90    10,173     9,715    10,177     10,345       10,039
Dec 90    10,328     9,864    10,284     10,506       10,093
Jan 91    10,386     9,919    10,370     10,636       10,132
Feb 91    10,558    10,083    10,457     10,727       10,225
Mar 91    10,661    10,182    10,530     10,801       10,311
Apr 91    10,823    10,336    10,616     10,917       10,373
May 91    10,891    10,401    10,681     10,981       10,395
Jun 91    10,896    10,406    10,730     10,975       10,395
Jul 91    11,047    10,550    10,825     11,128       10,458
Aug 91    11,302    10,794    10,951     11,368       10,473
Sep 91    11,455    10,940    11,065     11,599       10,489
Oct 91    11,596    11,075    11,155     11,728       10,505
Nov 91    11,711    11,184    11,234     11,836       10,536
Dec 91    12,033    11,492    11,386     12,187       10,567
Jan 92    11,913    11,377    11,364     12,021       10,583
Feb 92    12,004    11,464    11,419     12,100       10,613
Mar 92    11,926    11,390    11,421     12,032       10,660
Apr 92    11,997    11,458    11,485     12,118       10,676
May 92    12,241    11,691    11,597     12,347       10,707
Jun 92    12,416    11,858    11,692     12,518       10,715
Jul 92    12,688    12,117    11,810     12,773       10,731
Aug 92    12,767    12,192    11,885     12,902       10,769
Sep 92    12,868    12,289    11,966     13,056       10,824
Oct 92    12,673    12,103    11,911     12,882       10,839
Nov 92    12,690    12,119    11,928     12,885       10,855
Dec 92    12,890    12,310    12,024     13,090       10,894
Jan 93    13,120    12,530    12,141     13,341       10,917
Feb 93    13,371    12,769    12,244     13,574       10,947
Mar 93    13,447    12,841    12,284     13,631       10,978
Apr 93    13,533    12,924    12,342     13,727       11,016
May 93    13,625    13,012    12,360     13,745       11,032
Jun 93    13,869    13,245    12,463     13,993       11,024
Jul 93    13,979    13,350    12,507     14,073       11,078
Aug 93    14,225    13,585    12,611     14,319       11,117
Sep 93    14,214    13,574    12,637     14,358       11,156
Oct 93    14,331    13,686    12,678     14,411       11,187
Nov 93    14,191    13,553    12,663     14,289       11,202
Dec 93    14,245    13,604    12,711     14,366       11,218
Jan 94    14,466    13,815    12,810     14,560       11,218
Feb 94    14,123    13,488    12,740     14,306       11,250
Mar 94    13,627    13,013    12,636     13,953       11,273
Apr 94    13,422    12,818    12,603     13,841       11,319
May 94    13,329    12,729    12,615     13,840       11,327
Jun 94    13,250    12,654    12,634     13,810       11,327
Jul 94    13,531    12,922    12,771     14,084       11,358
Aug 94    13,481    12,874    12,808     14,101       11,397
Sep 94    13,277    12,680    12,758     13,894       11,435
Oct 94    13,240    12,644    12,784     13,882       11,451
Nov 94    13,259    12,662    12,792     13,851       11,459
Dec 94    13,177    12,584    12,858     13,947       11,498
Jan 95    13,352    12,751    13,005     14,223       11,529
Feb 95    13,616    13,004    13,175     14,561       11,575
Mar 95    13,688    13,072    13,254     14,650       11,607
Apr 95    13,870    13,246    13,373     14,855       11,615
May 95    14,433    13,784    13,624     15,430       11,630
Jun 95    14,450    13,800    13,704     15,543       11,630
Jul 95    14,393    13,745    13,741     15,509       11,676
Aug 95    14,624    13,966    13,848     15,696       11,723
Sep 95    14,746    14,083    13,938     15,848       11,762
Oct 95    14,957    14,284    14,034     16,054       11,801
Nov 95    15,170    14,487    14,156     16,295       11,824
Dec 95    15,373    14,681    14,276     16,523       11,848
Jan 96    15,448    14,753    14,358     16,632       11,848
Feb 96    15,127    14,446    14,298     16,343       11,879
Mar 96    14,990    14,315    14,298     16,229       11,902
Apr 96    14,880    14,211    14,302     16,138       11,942
May 96    14,851    14,182    14,333     16,105       11,933
Jun 96    15,011    14,335    14,448     16,321       11,925
Jul 96    15,053    14,375    14,503     16,365       11,995
Aug 96    15,007    14,332    14,536     16,338       12,034
Sep 96    15,248    14,561    14,681     16,622       12,096
Oct 96    15,575    14,875    14,859     16,991       12,144
Nov 96    15,817    15,105    14,998     17,281       12,167
Dec 96    15,717    15,010    14,982     17,121       12,174
Jan 97    15,731    15,023    15,045     17,174       12,197
Feb 97    15,810    15,099    15,103     17,217       12,220
Mar 97    15,641    14,937    15,074     17,026       12,259
Apr 97    15,814    15,103    15,200     17,281       12,299
May 97    15,957    15,239    15,303     17,445       12,322
Jun 97    16,131    15,405    15,420     17,653       12,322
Jul 97    16,545    15,801    15,634     18,129       12,361
Aug 97    16,401    15,663    15,620     17,975       12,400
Sep 97    16,610    15,862    15,754     18,241       12,431
Oct 97    16,821    16,064    15,875     18,506       12,446
Nov 97    16,869    16,110    15,940     18,591       12,438
Dec 97    17,019    16,254    16,050     18,779       12,453
Jan 98    17,196    16,423    16,168     19,019       12,477
Feb 98    17,184    16,411    16,202     19,004       12,500
Mar 98    17,226    16,451    16,268     19,068       12,524
Apr 98    17,300    16,521    16,349     19,168       12,547
May 98    17,426    16,642    16,451     19,350       12,569
Jun 98    17,536    16,747    16,535     19,514       12,584
Jul 98    17,562    16,772    16,590     19,555       12,599
Aug 98    17,611    16,819    16,697     19,874       12,615
Sep 98    17,810    17,009    16,902     20,339       12,630
Oct 98    17,703    16,907    16,895     20,231       12,645

+ The performance of the Class B Shares was different than that shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------
Total Returns as of 10/31/98(5)

CLASS A SHARES                               1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                            (SEPTEMBER 30, 1990)
Fund (not adjusted for sales charge)           5.25%    4.31%        7.33%
--------------------------------------------------------------------------------
Fund (adjusted for maximum 4.5% sales charge)  0.52%    3.35%        6.72%
--------------------------------------------------------------------------------
Capital Market Benchmark (1)                   6.42%    5.91%        6.70%
--------------------------------------------------------------------------------
CLASS B SHARES                               1 YEAR   5 YEAR*   SINCE INCEPTION*
                                                                (June 30, 1994)
Fund (not adjusted for sales charge)           4.47%    N/A          6.12%
--------------------------------------------------------------------------------
Fund (adjusted for maximum CDSC)              -0.48%    N/A          5.93%
--------------------------------------------------------------------------------
Capital Market Benchmark (1)                   6.42%    N/A          6.94%
--------------------------------------------------------------------------------

1 The Income Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 50% Salomon Bros. 90-day T-Bills, 30% Lehman Bros. Mutual Fund Short (1-5) Gov/Corp Index, 10% Lehman Bros. Mortgage Index, and 10% Lehman Bros. BAA LT Corporate Bond Index. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

2 The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

3 Inflation is measured by the Consumer Price Index for all urban customers.

4 Annual rate of inflation: 2.64%. Source: Ibbotson Associates

5 All performance shown prior to the November 1, 1996, asset conversion date
  (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

  The Advisor waived a portion of its fee and absorbed certain other expenses during the periods presented. In the absence of the waivers and the absorption of other expenses performance, would have been lower.

  *Annualized

PERFORMANCE REVIEW
The SAM Income Portfolio (A Shares) returned 5.25% (0.52% adjusted for the maximum sales charge+) for the one-year ended October 31, 1998. Since the last report on June 30, 1998, the Portfolio reported positive performance as interest rates generally fell with an uptick in October. The Portfolio (A shares) continues to beat its benchmark index since inception,1 while being managed in an effort to reduce volatility relative to single asset class investments. Long-term results continue to provide a premium over inflation; since inception, the Portfolio's A Shares returned 4.69%* above the rate of inflation (4.08%* adjusted for the maximum sales charge+)(4). As of October 31, 1998, the Portfolio's 30-day SEC Yield was 5.21% (4.67% for B Shares).

ECONOMIC / MARKET REVIEW
Over the past 12 months, fixed-income yields fell substantially across all maturities, with intermediate-term yields recording the most dramatic decline. In fact, the yield on the five-year Treasury Note fell 148 basis points (1.48%) during the period, while the yield on the 30-year Treasury Bond fell 100 basis points. The drop in rates was primarily due to slowing inflation and strong foreign demand for the safety and liquidity of U.S. Treasuries. This global "flight to quality" was most evident after the August 17, 1998 collapse of the Russian economy. Investors worldwide sold riskier assets and poured money into the Treasury market. Other fixed-income securities suffered as high-quality government bonds outperformed corporate issues, especially lower-rated, higher-yielding bonds. The Federal Reserve enacted policy to infuse liquidity into the market with two short-term interest rate cuts in September and October. Mortgage-backed securities generated positive results, but were impacted by the increase in refinancings as interest rates dropped. Overall, the one-year period ended October 31, 1998 was favorable for fixed-income investors as most asset classes posted strong results and the low levels of inflation provided substantial real (inflation adjusted) returns.

INVESTMENT STRATEGY
The Income Portfolio is diversified in five funds, representing seven major asset classes. The combination of asset classes allows us to maximize our ability to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money market instruments to high-yield bonds are intended to shield the Portfolio from drastic swings in any one specific area of the fixed-income markets.

The overall investment strategy for the period was to:

o Maintain high concentration in intermediate-term securities as they provided strong returns relative to interest rate risk.

o Focus on high-quality holdings (67% AAA rated by Standard & Poors) for most of the period.

o Allocate a portion of assets in high-yield corporate securities in an effort to boost overall income levels as the flight to quality unwinds.

REVIEW OF PORTFOLIO ALLOCATIONS
Our heaviest weightings over the period were in the two best performing WM Group fixed-income funds, the U.S. Government Securities Fund and the Income Fund. Together, they averaged 65% of assets while contributing over 80% of the total return of the Portfolio. The Portfolio maintained a structure of 30% short-term debt, 40% intermediate-term debt, and 30% long-term holdings over the majority of the period. In August, we allocated approximately 10% of assets in below investment grade bonds to increase yield in the declining rate environment. The yield on the Portfolio increased 30 basis points from July to August in spite of falling yields among the higher quality fixed-income funds. Although the allocation in high-yield bonds negatively impacted Portfolio performance, this Fund could provide relative performance strength as the gap in yields between lower-rated bonds and Treasuries closes to more normal levels.

OUTLOOK
We remain positive about the domestic economy for both growth and low inflation. We are taking advantage of narrowing yield spreads among corporate credits relative to U.S. Treasuries. Inflation should remain low in the face of moderate economic growth. This trend will probably keep the yield on long-term bonds relatively flat, while the Federal Reserve, sympathetic to easing monetary policy to restore financial equilibrium, is apt to keep short-term rates moving downward over the short term.

Our long-term outlook calls for an increase in interest rates as the global economic picture strengthens and the U.S. expansion continues. However, we also feel that global deflationary forces will remain in the foreseeable future. This is supported by the trend of technological enhancements, which allow for lower prices in spite of pressures on wages. This, along with global competition, could prevent inflation from accelerating as it has historically done at the end of economic cycles. The effect of a low inflation environment is very positive for financial assets and should limit the length and the magnitude of interest rate increases.

For 1999, we forecast GDP growth around 2.5% (a bit above consensus estimates) with low inflation. This will benefit the consumer, as consumption should continue to propel the economy forward. The trade picture should improve late in 1999 as the Dollar declines further and foreign countries can again afford U.S. goods. In addition, strength in Europe-as the Euro comes on the scene-and improvements in Asia could incite foreign demand. We expect corporate profitability to improve as the technological gains from capital investments continue and greater efficiencies improve the ability to earn higher margins. Overall, financial markets should stabilize as monetary, fiscal, and trading policies are planned and implemented on a global scale. The Year 2000 bug may be a short-term disruption, but efforts over the next 14 months should avert any major global impact.

--------------------------------------------------
MUTUAL FUND ALLOCATION
              as of October 31, 1998++
(as a percentage of investment company securities)
--------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND         30%
INCOME FUND                             35%
SHORT TERM HIGH QUALITY BOND FUND       10%
MONEY MARKET FUND                       15%
HIGH YIELD FUND                         10%

--------------------------------------------------
ASSET CLASS DIVERSIFICATION
              as of October 31, 1998++
--------------------------------------------------

CASH EQUIVALENT                         20%
SHORT-TERM BONDS                        10%
MORTGAGE BACKED                         27%
CORPORATE BONDS                         32%
OTHER BONDS                              1%
TREASURIES                               6%
FOREIGN BONDS                            4%

++ may not reflect current allocation

STATEMENTS of ASSETS and LIABILITIES

WM GROUP OF FUNDS

OCTOBER 31, 1998

                             STRATEGIC           CONSERVATIVE                               FLEXIBLE
                              GROWTH                GROWTH              BALANCED             INCOME              INCOME
                             PORTFOLIO             PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
                             ---------             ---------            ---------           ---------           ---------
ASSETS:
Investments, at value
  (See portfolios of
  investments)(a) ........  $71,277,158           $254,787,131         $204,073,704         $20,355,997        $13,080,780
Cash .....................       13,463                171,635                 --                70,020             57,635
Dividends and/or
  interest receivable ....        1,082                 10,617              330,470               1,927              7,912
Receivable for Fund
  shares sold ............      381,949                606,511              829,573             545,026            215,408
Receivable for
  investment
  securities sold ........         --                     --                200,000                --                 --
Unamortized
  organization costs .....       24,082                 24,082               24,082              24,082             24,082
Receivable from
  investment advisor .....        5,843                  4,514                1,738                --                3,378
Prepaid expenses and
  other assets ...........           79                    103                   92                --                 --
                            -----------           ------------         ------------         -----------        -----------
    Total Assets .........   71,703,656            255,604,593          205,459,659          20,997,052         13,389,195
                            -----------           ------------         ------------         -----------        -----------
LIABILITIES:
Payable for Fund
  shares redeemed ........      163,340                213,679              507,938              51,379                983
Payable for
  investment
  securities
  purchased ..............         --                     --                596,858                --                 --
Administration fee
  payable ................       28,016                102,220               82,563               8,292              5,345
Shareholder servicing
  and distribution
  fees payable ...........       44,698                144,066              108,119              10,627              5,856
Dividends payable ........         --                     --                  1,774               3,990             54,074
Due to custodian .........         --                     --                  1,624                --                 --
Accrued legal and
  audit fees .............       11,791                 13,141               12,709              11,477             11,455
Accrued expenses and
  other payables .........       14,325                 43,349               31,269               3,112              2,195
                            -----------           ------------         ------------         -----------        -----------
    Total Liabilities ....      262,170                516,455            1,342,854              88,877             79,908
                            -----------           ------------         ------------         -----------        -----------
NET ASSETS ...............  $71,441,486           $255,088,138         $204,116,805         $20,908,175        $13,309,287
                            ===========           ============         ============         ===========        ===========
----------------
(a) Investments, at
  cost ...................  $71,724,964           $257,884,542         $205,269,950         $20,335,581        $12,910,608
                            ===========           ============         ============         ===========        ===========

                                            See Notes to Financial Statements.


STATEMENTS of ASSETS and LIABILITIES (continued)

WM GROUP OF FUNDS

OCTOBER 31, 1998

                             STRATEGIC         CONSERVATIVE                             FLEXIBLE
                              GROWTH              GROWTH              BALANCED           INCOME                INCOME
                             PORTFOLIO           PORTFOLIO            PORTFOLIO         PORTFOLIO             PORTFOLIO
                             ---------         ------------           ---------         ---------             ---------
NET ASSETS CONSIST OF:
Undistributed net
  investment income ......  $   343,195         $  2,093,956         $  1,750,563         $    99,614        $     6,580
Accumulated net
  realized gain on
  investments sold .......    4,779,087           15,570,296           11,836,854             601,695             16,590
Net unrealized
  appreciation/
  (depreciation)
  of investments .........     (447,806)          (3,097,411)          (1,196,246)             20,416            170,172
Paid-in capital ..........   66,767,010          240,521,297          191,725,634          20,186,450         13,115,945
                            -----------         ------------         ------------         -----------        -----------
    Total Net Assets .....  $71,441,486         $255,088,138         $204,116,805         $20,908,175        $13,309,287
                            ===========         ============         ============         ===========        ===========
NET ASSETS:
Class A Shares ...........  $19,689,550         $100,024,075         $ 93,490,864         $ 9,766,311        $ 7,611,105
                            ===========         ============         ============         ===========        ===========
Class B Shares ...........  $51,751,936         $155,064,063         $110,625,941         $11,141,864        $ 5,698,182
                            ===========         ============         ============         ===========        ===========
SHARES OUTSTANDING:
Class A Shares ...........    1,687,587            9,116,914            8,484,250             919,140            742,440
                            ===========         ============         ============         ===========        ===========
Class B Shares ...........    4,492,814           14,295,882           10,039,850           1,048,502            555,854
                            ===========         ============         ============         ===========        ===========
CLASS A SHARES:
Net asset value per
  share of beneficial
  interest
  outstanding* ...........       $11.67               $10.97               $11.02              $10.63             $10.25
                            ===========         ============         ============         ===========        ===========
Maximum sales charge .....        5.50%                5.50%                5.50%               4.50%              4.50%
                            ===========         ============         ============         ===========        ===========
Maximum offering
  price per share of
  beneficial
  interest
  outstanding ............       $12.35               $11.61               $11.66              $11.13             $10.73
                            ===========         ============         ============         ===========        ===========
CLASS B SHARES:
Net asset value and
  offering price per
  share of
  beneficial interest
  outstanding* ...........       $11.52               $10.85               $11.02              $10.63             $10.25
                            ===========         ============         ============         ===========        ===========

--------------
*Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

                                             See Notes to Financial Statements.

STATEMENTS of OPERATIONS

WM GROUP OF FUNDS(a)

FOR THE PERIOD ENDED OCTOBER 31, 1998

                             STRATEGIC         CONSERVATIVE                                FLEXIBLE
                              GROWTH              GROWTH              BALANCED              INCOME            INCOME
                             PORTFOLIO           PORTFOLIO            PORTFOLIO            PORTFOLIO         PORTFOLIO
                             ---------         ------------           ---------            ---------         ---------
INVESTMENT INCOME:
Dividends ................  $    86,332         $   839,654          $ 1,462,079          $  260,630         $  252,044
Interest .................        9,587              30,727               28,429               7,759              5,060
                            -----------         -----------          -----------          ----------         ----------
    Total investment
      income .............       95,919             870,381            1,490,508             268,389            257,104
                            -----------         -----------          -----------          ----------         ----------
EXPENSES:
Investment advisory
  fee ....................       34,290             130,854              102,838               8,801              6,074
Administration fee .......      114,301             436,180              342,792              29,336             20,246
Custodian fees ...........          425                 456                  645                 420                552
Legal and audit fees .....        9,760              11,906               11,359               9,002              8,902
Trustees' fees and
  expenses ...............        2,255               8,680                6,678                 491                315
Amortization of
  organization costs .....        3,010               3,010                3,010               3,010              3,010
Registration and
  filing fees ............        9,542              24,345               15,086               9,797              9,652
Other ....................       11,802              22,588               12,510               1,503                860
Shareholder servicing
  and distribution
  fees:
  Class A Shares .........       15,124              86,714               79,505               7,536              6,445
  Class B Shares .........      168,106             525,505              367,565              28,527             14,710
Transfer agent fees:
  Class A Shares .........        4,029              16,315               14,962               1,724              1,292
  Class B Shares .........       11,071              25,310               17,007               1,331                764
Fees waived and/or
  expenses absorbed
  by investment
  advisor ................      (40,375)            (66,873)             (46,178)            (24,570)           (23,335)
                            -----------         -----------          -----------          ----------         ----------
    Total expenses .......      343,340           1,224,990              927,779              76,908             49,487
Fees reduced by
  credits allowed by
  the custodian ..........          (90)               (157)                (365)                (78)               (99)
                            -----------         -----------          -----------          ----------         ----------
    Net expenses .........      343,250           1,224,833              927,414              76,830             49,388
                            -----------         -----------          -----------          ----------         ----------
NET INVESTMENT
  INCOME/(LOSS) ..........     (247,331)           (354,452)             563,094             191,559            207,716
                            -----------         -----------          -----------          ----------         ----------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
Net realized gain/
  (loss) on
  investments during
  the period .............      (64,796)           (761,954)              83,566              55,085             41,770
Net change in
  unrealized
  depreciation of
  investments during
  the period .............   (5,346,706)        (20,541,582)         (11,355,763)           (240,391)          (148,281)
                            -----------         -----------          -----------          ----------         ----------
Net realized and
  unrealized loss on
  investments ............   (5,411,502)        (21,303,536)         (11,272,197)           (185,306)          (106,511)
                            -----------         -----------          -----------          ----------         ----------
NET INCREASE/
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ........  $(5,658,833)        $(21,657,988)        $(10,709,103)        $    6,253         $  101,205
                            ===========         ===========          ===========          ==========         ==========
----------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reflected are for the period July 1, 1998 through October 31, 1998.

                                             See Notes to Financial Statements.

STATEMENTS of OPERATIONS (continued)

WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1998

                               STRATEGIC       CONSERVATIVE                        FLEXIBLE
                                GROWTH            GROWTH           BALANCED          INCOME          INCOME
                               PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                               ---------       ------------        ---------       ---------       ---------
INVESTMENT INCOME:
Dividends ................    $   546,974       $ 6,078,778      $ 6,582,937      $  875,048      $1,084,829
Interest .................         26,543            79,334           82,016          17,721          13,766
                              -----------       -----------      -----------      ----------      ----------
    Total investment
  income .................        573,517         6,158,112        6,664,953         892,769       1,098,595
                              -----------       -----------      -----------      ----------      ----------
EXPENSES:
Investment advisory fee ..         91,196           438,904          323,735          26,686          22,941
Administration fee .......        303,985         1,463,013        1,079,118          88,955          76,470
Custodian fees ...........          1,402             3,165            1,420           1,597           1,208
Legal and audit fees .....         13,856            21,027           24,863          10,735          12,728
Trustees' fees and
  expenses ...............          4,167            18,512           13,937           1,103             901
Amortization of
  organization costs .....          9,030             9,030            9,030           9,030           9,030
Registration and filing
  fees ...................         28,232            30,102           30,247          14,907          19,548
Printing and postage
  fees ...................         39,041           153,100          112,091          17,501           8,326
Other ....................          1,826             8,175            6,018             731             673
                              -----------       -----------      -----------      ----------      ----------
Shareholder servicing
  and distribution
  fees:
  Class A Shares .........         41,197           318,337          265,656          25,447          27,083
  Class B Shares .........        443,183         1,652,679        1,095,612          76,123          44,611
Transfer agent fees:
  Class A Shares .........          3,209            15,331           13,619           1,590           1,268
  Class B Shares .........          8,537            21,868           14,289           1,072             671
Fees waived and/or
  expenses absorbed by
  investment advisor
  and/or administrator ...        (88,030)         (135,615)        (119,725)        (49,005)        (46,267)
                              -----------       -----------      -----------      ----------      ----------
    Total expenses .......        408,096         1,872,600        1,269,451          55,177          27,366
Fees reduced by credits
  allowed by the
  custodian ..............            (49)           (1,424)            (288)           (250)           (212)
                              -----------       -----------      -----------      ----------      ----------
    Net expenses .........        408,047         1,871,176        1,269,163          54,927          27,154
                              -----------       -----------      -----------      ----------      ----------
NET INVESTMENT INCOME ....        165,470         4,286,936        5,395,790         837,842       1,071,441
                              -----------       -----------      -----------      ----------      ----------
NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
  Security transactions ..         70,811           634,997        1,600,513         180,143            (146)
Capital gain
  distribution received ..      8,834,729        29,135,400       21,083,866         950,791            --
Net unrealized
  appreciation of
  securities .............      2,307,572         7,816,736        1,378,617          38,924         368,927
                              -----------       -----------      -----------      ----------      ----------
Net realized and
  unrealized gain on
  investments ............     11,213,112        37,587,133       24,062,996       1,169,858         368,781
                              -----------       -----------      -----------      ----------      ----------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............    $11,378,582       $41,874,069      $29,458,786      $2,007,700      $1,440,222
                              ===========       ===========      ===========      ==========      ==========

                                             See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM GROUP OF FUNDS(a)

FOR THE PERIOD ENDED OCTOBER 31, 1998

                                              STRATEGIC       CONSERVATIVE                        FLEXIBLE
                                               GROWTH            GROWTH           BALANCED         INCOME           INCOME
                                              PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO
                                              ---------       ------------     ------------     ------------     ------------
Net investment income/(loss) .............   $  (247,331)     $   (354,452)    $    563,094     $   191,559      $   207,716
Net realized gain/(loss) on investments
  during the period ......................       (64,796)         (761,954)          83,566          55,085           41,770
Net unrealized depreciation of investments
  during the period ......................    (5,346,706)      (20,541,582)     (11,355,763)       (240,391)        (148,281)
                                             -----------      ------------     ------------     -----------      -----------
Net increase/(decrease) in net assets
  resulting from operations ..............    (5,658,833)      (21,657,988)     (10,709,103)          6,253          101,205
Distributions to shareholders from net
  investment income:
  Class A Shares .........................          --                --           (389,135)       (108,577)        (139,418)
  Class B Shares .........................          --                --           (174,108)        (81,407)         (68,390)
Net increase/(decrease) in net assets from
 Fund share transactions:
  Class A Shares .........................     2,756,174        (6,408,482)      (2,997,578)      1,068,611         (113,235)
  Class B Shares .........................     4,840,772        (1,061,147)       1,717,446       3,531,424        1,651,308
                                             -----------      ------------     ------------     -----------      -----------
Net increase/(decrease) in net assets ....     1,938,113       (29,127,617)     (12,552,478)      4,416,304        1,431,470
NET ASSETS:
Beginning of period ......................    69,503,373       284,215,755      216,669,283      16,491,871       11,877,817
                                             -----------      ------------     ------------     -----------      -----------
End of period ............................   $71,441,486      $255,088,138     $204,116,805     $20,908,175      $13,309,287
                                             ===========      ============     ============     ===========      ===========
Undistributed net investment income
  at end of period .......................   $   343,195      $  2,093,956     $  1,750,563     $    99,614      $     6,580
                                             ===========      ============     ============     ===========      ===========
----------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reflected are for the period July 1, 1998 through October 31, 1998.

                                             See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets (continued)

WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1998

                                              STRATEGIC       CONSERVATIVE                        FLEXIBLE
                                               GROWTH            GROWTH           BALANCED         INCOME           INCOME
                                              PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                              ---------       ------------     ------------     ------------     ------------
Net investment income/(loss) .............   $  (327,265)     $  2,141,908     $  3,795,331     $   666,597      $   919,616
Net realized gain/(loss) on investments
  during the year ........................        70,811           634,997        1,600,513         180,143             (146)
Capital gain distribution received .......     8,834,729        29,135,400       21,083,866         950,791             --
Net unrealized appreciation of investments
  during the year ........................     2,307,572         7,816,736        1,378,617          38,924          368,927
                                             -----------      ------------     ------------     -----------      -----------
Net increase in net assets resulting from
  operations .............................    10,885,847        39,729,041       27,858,327       1,836,455        1,288,397
Distributions to shareholders from net
  investment income:
  Class A Shares .........................          --            (974,521)      (2,029,043)       (390,981)        (687,206)
  Class B Shares .........................          --          (1,167,578)      (1,843,104)       (296,913)        (250,566)
Distributions in excess of net
  investment income:
  Class A Shares .........................      (950,866)       (4,768,523)      (4,295,670)       (200,387)            (979)
  Class B Shares .........................    (2,366,606)       (5,713,185)      (3,902,019)       (152,174)            (357)
Net realized gains on investments:
  Class A Shares .........................       (53,136)         (709,436)      (1,050,143)       (218,896)            --
  Class B Shares .........................      (140,517)         (922,315)      (1,095,753)       (167,811)            --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares .........................     2,069,016       (32,508,160)     (14,387,577)     (4,062,849)      (5,873,876)
  Class B Shares .........................    10,004,844        (3,587,306)       8,172,018         147,178         (544,041)
                                             -----------      ------------     ------------     -----------      -----------
Net increase/ (decrease) in net assets ...    19,448,582       (10,621,983)       7,427,036      (3,506,378)      (6,068,628)
NET ASSETS:
Beginning of year ........................    50,054,791       294,837,738      209,242,247      19,998,249       17,946,445
                                             -----------      ------------     ------------     -----------      -----------
End of year ..............................   $69,503,373      $284,215,755     $216,669,283     $16,491,871      $11,877,817
                                             ===========      ============     ============     ===========      ===========
Undistributed net investment income
  at end of year .........................   $   343,195      $  2,093,956     $  1,751,125     $    96,037      $     4,670
                                             ===========      ============     ============     ===========      ===========

                                             See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets (continued)

WM GROUP OF FUNDS

FOR THE PERIOD ENDED JUNE 30, 1997*

                                              STRATEGIC       CONSERVATIVE                        FLEXIBLE
                                               GROWTH            GROWTH           BALANCED         INCOME           INCOME
                                              PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                              ---------       ------------       ---------        ---------        ---------
Net investment income/(loss) .............   $  (178,097)     $    742,917     $  2,691,767     $   621,784      $   730,796
Net realized loss on investments during
  the period .............................      (832,813)       (4,572,450)      (2,221,544)        (82,264)         (25,028)
Capital gain distribution received .......     2,663,475        17,000,068        8,289,328         498,118             --
Net unrealized appreciation/ (depreciation)
  of investments during the year .........     2,591,328         9,627,435        8,780,900         221,883          (50,474)
                                             -----------      ------------     ------------     -----------      -----------
Net increase in net assets resulting
  from operations ........................     4,243,893        22,797,970       17,540,451       1,259,521          655,294
Distributions to shareholders from net
  investment income:
  Class A Shares .........................          --            (656,680)      (1,872,563)       (438,577)        (571,274)
  Class B Shares .........................          --             (86,237)        (819,204)       (183,207)        (159,522)
Distributions in excess of net investment
  income:
  Class A Shares .........................      (432,599)       (5,678,412)      (2,697,778)       (121,042)         (12,235)
  Class B Shares .........................    (1,142,282)       (6,029,325)      (2,177,251)        (62,906)          (3,903)
Net realized gains on investments:
  Class A Shares .........................          (406)             --               (389)           (256)              (5)
  Class B Shares .........................        (1,155)             --               (270)           (115)              (1)
Net increase in net assets from Fund
 share transactions:
  Class A Shares .........................    13,405,891       131,432,582      104,172,141      12,313,830       13,469,251
  Class B Shares .........................    33,961,449       153,037,840       95,077,110       7,211,001        4,548,840
                                             -----------      ------------     ------------     -----------      -----------
Net increase in net assets ...............    50,034,791       294,817,738      209,222,247      19,978,249       17,926,445
NET ASSETS:
Beginning of year ........................        20,000            20,000           20,000          20,000           20,000
                                             -----------      ------------     ------------     -----------      -----------
End of year ..............................   $50,054,791      $294,837,738     $209,242,247     $19,998,249      $17,946,445
                                             ===========      ============     ============     ===========      ===========
Undistributed net investment
  income/  (distributions in excess of net
  investment income) at end of period ....   $  (202,159)     $        191     $     76,816     $    21,297      $    18,156
                                             ===========      ============     ============     ===========      ===========
----------------
* The portfolios' Class A Shares and Class B Shares commenced operations on July 25, 1996.

                                             See Notes to Financial Statements.

                     [This Page Intentionally Left Blank]

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM GROUP OF FUNDS
                                       STRATEGIC GROWTH PORTFOLIO(a)                      CONSERVATIVE GROWTH PORTFOLIO(b)
                             -------------------------------------------------   ---------------------------------------------------
                              PERIOD ENDED      YEAR ENDED      PERIOD ENDED       PERIOD ENDED      YEAR ENDED       PERIOD ENDED
                               10/31/98(D)       06/30/98         06/30/97*        10/31/98(D)        06/30/98         06/30/97*
                              ------------      ----------      ------------       ------------      ----------       ------------
AMOUNT
 CLASS A:
  Sold ..................     $  4,093,087    $  7,185,762      $  14,561,758      $  3,500,446    $  16,883,750    $  153,704,747
  Issued as reinvestment
  of dividends ..........          --              985,685            406,975           --             6,378,314         6,299,489
  Redeemed ..............       (1,336,913)     (6,102,431)        (1,562,842)       (9,908,928)     (55,770,224)      (28,571,654)
                              ------------    ------------      -------------      ------------    -------------    --------------
  Net increase/(decrease)     $  2,756,174    $  2,069,016      $  13,405,891      $ (6,408,482)   $ (32,508,160)   $  131,432,582
                              ============    ============      =============      ============    =============    ==============
 CLASS B:
  Sold ..................     $  8,406,722   $  16,349,909      $  34,262,712     $  12,766,400    $  29,916,859    $  162,649,840
  Issued as reinvestment
  of dividends ..........          --            2,469,178          1,130,781           --             7,663,465         6,026,225
  Redeemed ..............       (3,565,950)     (8,814,243)        (1,432,044)      (13,827,547)     (41,167,630)      (15,638,225)
                              ------------    ------------      -------------      ------------    -------------    --------------
  Net increase/(decrease)     $  4,840,772   $  10,004,844      $  33,961,449     $  (1,061,147)   $  (3,587,306)   $  153,037,840
                              ============    ============      =============      ============    =============    ==============
SHARES
 CLASS A:
  Sold ..................          353,399         602,394          1,373,772           320,925        1,496,544        14,708,889
  Issued as reinvestment
  of dividends ..........          --               93,688             39,283           --               628,647           622,409
  Redeemed ..............         (114,051)       (513,861)          (148,037)         (909,242)      (4,959,288)       (2,792,970)
                              ------------    ------------      -------------      ------------    -------------    --------------
  Net increase/(decrease)          239,348         182,221          1,265,018          (588,317)      (2,834,097)       12,538,328
                              ============    ============      =============      ============    =============    ==============
 CLASS B:
  Sold ..................          731,727       1,392,992          3,224,045         1,219,668        2,663,779        15,618,441
  Issued as reinvestment
  of dividends ..........          --              236,345            109,360           --               758,711           598,687
  Redeemed ..............         (323,112)       (743,910)          (135,633)       (1,343,665)      (3,691,585)       (1,529,154)
                              ------------    ------------      -------------      ------------    -------------    --------------
 Net increase/(decrease)           408,615         885,427          3,197,772          (123,997)        (269,095)       14,687,974
                              ============    ============      =============      ============    =============    ==============

----------------
  * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
(a) Formerly Sierra Sierra Asset Management Capital Growth Portfolio.
(b) Formerly Sierra Asset Management Growth Portfolio.
(c) Formerly Sierra Asset Management Value Portfolio.
(d) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reflected are for the period July 1, 1998 through October 31, 1998.

                        See Notes to Financial Statements.

             BALANCED PORTFOLIO                      FLEXIBLE INCOME PORTFOLIO(c)                      INCOME PORTFOLIO
-------------------------------------------  ------------------------------------------  ---------------------------------------
 PERIOD ENDED   YEAR ENDED     PERIOD ENDED  PERIOD ENDED    YEAR ENDED    PERIOD ENDED  PERIOD ENDED    YEAR ENDED    PERIOD ENDED
 10/31/98(D)     06/30/98       06/30/97*     10/31/98(D)     06/30/98      06/30/97*     10/31/98(D)     06/30/98      06/30/97*
 ------------    ---------      --------      -----------     --------      ---------    -----------      ---------     ---------

 $ 5,387,129    $19,339,371   $ 126,999,007    $1,695,735   $ 1,432,574   $  16,188,869    $  520,319   $ 1,269,248   $  18,811,393
     379,722      7,178,526       4,442,814       102,837       794,058         512,504        65,592       352,767         269,092
  (8,764,429)   (40,905,474)    (27,269,680)     (729,961)   (6,289,481)     (4,387,543)     (699,146)   (7,495,891)     (5,611,234)
 -----------   ------------   -------------    ----------   -----------   -------------    ----------   -----------   -------------

 $(2,997,578)  $(14,387,577)  $ 104,172,141    $1,068,611   $(4,062,849)  $  12,313,830    $ (113,235)  $(5,873,876)  $  13,469,251
 ===========   ============   =============    ==========   ===========   =============    ==========   ===========   =============

 $12,689,247   $ 27,242,146   $ 104,072,070    $3,993,004   $ 1,998,856   $   8,433,643    $1,926,369   $ 1,358,238   $   5,718,919
     169,403      6,704,966       2,955,038        74,833       535,294         231,229        54,623       186,208          99,878
 (11,141,204)   (25,775,094)    (11,949,998)     (536,413)   (2,386,972)     (1,453,871)     (329,684)   (2,088,487)     (1,269,957)
 -----------   ------------   -------------    ----------   -----------   -------------    ----------   -----------   -------------

 $ 1,717,446   $  8,172,018   $  95,077,110    $3,531,424    $  147,178   $   7,211,001    $1,651,308   $  (544,041)  $   4,548,840
 ===========   ============   =============    ==========   ===========   =============    ==========   ===========   =============

     495,626      1,719,960      12,169,876       162,071       134,118       1,564,273        50,467       123,065       1,849,003
      35,208        676,566         428,830         9,780        75,144          49,180         6,367        34,204          26,612
    (796,592)    (3,640,170)     (2,606,054)      (69,274)     (586,227)       (420,925)      (67,860)     (727,213)       (553,205)
 -----------   ------------   -------------    ----------   -----------   -------------    ----------   -----------   -------------
    (265,758)    (1,243,644)      9,992,652       102,577      (376,965)      1,192,528       (11,026)     (569,944)      1,322,410
 ===========   ============   =============    ==========   ===========   =============    ==========   ===========   =============

   1,157,429      2,426,948       9,967,493       380,195       185,916         814,464       187,661       131,591         562,467
      15,550        635,623         285,165         7,114        50,797          22,213         5,303        18,089           9,879
  (1,020,050)    (2,292,460)     (1,136,848)      (51,101)     (223,256)       (138,840)      (31,983)     (202,516)       (125,637)
 -----------   ------------   -------------    ----------   -----------   -------------    ----------   -----------   -------------
     152,929        770,111       9,115,810       336,208        13,457         697,837       160,981       (52,836)        446,709
 ===========   ============   =============    ==========   ===========   =============    ==========   ===========   =============

                        See Notes to Financial Statements.

FINANCIAL highlights
STRATEGIC GROWTH PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                       CLASS A SHARES                              CLASS B SHARES
                                      ------------------------------------------     ---------------------------------------------
                                        PERIOD             YEAR         PERIOD         PERIOD            YEAR             PERIOD
                                         ENDED            ENDED          ENDED          ENDED            ENDED            ENDED
                                       10/31/98(C)       06/30/98      06/30/97*      10/31/98(C)       06/30/98         06/30/97*
                                       -----------       --------      ---------      -----------       --------         ---------
Net asset value, beginning of
 period .............................   $ 12.66          $ 11.26        $ 10.00         $ 12.53          $ 11.19         $ 10.00
                                        -------          -------        -------         -------          -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ........     (0.02)++       0.00#++          (0.02)++        (0.05)++         (0.09)++        (0.10)++
Net realized and unrealized
 gain/(loss) on investments .........     (0.97)            2.12           1.90           (0.96)            2.11            1.90
                                        -------          -------        -------         -------          -------         -------
Total from investment operations ....     (0.99)            2.12           1.88           (1.01)            2.02            1.80
                                        -------          -------        -------         -------          -------         -------
LESS DISTRIBUTIONS:
Distributions in excess of net
 investment income ..................      --              (0.68)         (0.62)           --              (0.64)          (0.61)
Distributions from net realized
 capital gains ......................      --              (0.04)         (0.00)#          --              (0.04)          (0.00)#
                                        -------          -------        -------         -------          -------         -------
Total distributions .................      --              (0.72)         (0.62)           --              (0.68)          (0.61)
                                        -------          -------        -------         -------          -------         -------
Net asset value, end of period ......   $ 11.67          $ 12.66        $ 11.26         $ 11.52          $ 12.53         $ 11.19
                                        =======          =======        =======         =======          =======         =======
TOTAL RETURN+ .......................     (7.82)%          20.11%         19.33%          (8.06)%          19.24%          18.48%
                                        =======          =======        =======         =======          =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $19,690          $18,330        $14,253         $51,752          $51,173         $35,802
Ratio of operating expenses to average
 net assets(a)(b) ...................      0.95%**          0.94%          0.90%**         1.70%**          1.68%           1.65%**
Ratio of net investment income/(loss)
 to average net assets ..............     (0.53)%**         0.01%         (0.19)%**       (1.28)%**        (0.74)%         (0.94)%**
Portfolio turnover rate  ............        10%              23%            33%             10%              23%             33%
Ratio of operating expenses to average
 net assets without fee waivers,
 expenses absorbed and/or fees reduced
 by credits allowed by the custodian(a)    1.13%**          1.08%          1.45%**         1.88%**          1.83%           2.20%**

----------------
  * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 ** Annualized.
  # Amount represents less than $0.01 per share.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.

                        See Notes to Financial Statements.

FINANCIAL highlights
CONSERVATIVE GROWTH PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              CLASS A SHARES                                  CLASS B SHARES
                               ---------------------------------------------   --------------------------------------------
                                  PERIOD            YEAR          PERIOD           PERIOD           YEAR           PERIOD
                                   ENDED           ENDED           ENDED           ENDED            ENDED           ENDED
                                10/31/98(C)       06/30/98       06/30/97*      10/31/98(C)       06/30/98        06/30/97*
                                -----------       --------       ---------      -----------       --------        ---------
Net asset value, beginning of
 period .....................     $11.84           $10.86         $10.00          $11.74           $10.80          $10.00
                                  ------           ------         ------          ------           ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)        0.01             0.13++         0.08++         (0.03)            0.04++          0.01++
Net realized and unrealized
 gain/(loss) on investments .      (0.88)            1.42           1.32           (0.86)            1.43            1.31
                                  ------           ------         ------          ------           ------          ------
Total from investment
 operations .................      (0.87)            1.55           1.40           (0.89)            1.47            1.32
                                  ------           ------         ------          ------           ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
 income .....................       --              (0.09)         (0.08)           --              (0.08)          (0.01)
Distributions in excess of net
 investment income .........        --              (0.42)         (0.46)           --              (0.39)          (0.51)
Distributions from net
 realized capital gains .....       --              (0.06)          --              --              (0.06)           --
                                  ------           ------         ------          ------           ------          ------
Total distributions ........        --              (0.57)         (0.54)           --              (0.53)          (0.52)
                                  ------           ------         ------          ------           ------          ------
Net asset value, end of period    $10.97           $11.84         $10.86          $10.85           $11.74          $10.80
                                  ======           ======         ======          ======           ======          ======
TOTAL RETURN+ ...............      (7.35)%          15.18%         14.39%          (7.58)%          14.44%          13.59%
                                  ======           ======         ======          ======           ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's) .....................   $100,024         $114,946       $136,141        $155,064         $169,269        $158,697
Ratio of operating expenses to
 average net assets(a)(b) ...       0.95%**          0.95%          0.92%**         1.70%**          1.70%           1.67%**
Ratio of net investment
 income/(loss) to average net
 assets .....................       0.05%**          1.17%          0.81%**        (0.70)%**         0.40%           0.06%**
Portfolio turnover rate .....          9%              28%            20%              9%              28%             20%
Ratio of operating expenses to
 average net assets without
 fee waivers, expenses
 absorbed and/or fees reduced
 by credits allowed by the
 custodian(a) ...............       1.03%**          1.00%          1.17%**         1.78%**          1.74%           1.92%**

----------------
  * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 ** Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.

                        See Notes to Financial Statements.

FINANCIAL highlights
BALANCED  PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                CLASS A SHARES                                     CLASS B SHARES
                                --------------------------------------------        ----------------------------------------------
                                 PERIOD             YEAR             PERIOD            PERIOD             YEAR            PERIOD
                                  ENDED             ENDED             ENDED             ENDED             ENDED            ENDED
                               10/31/98(C)        06/30/98          06/30/97*        10/31/98(C)        06/30/98         06/30/97*
                               -----------        --------          ---------        -----------        --------         ---------
Net asset value, beginning of
 period .....................    $11.63            $10.95            $10.00            $11.63            $10.95           $10.00
                                 ------            ------            ------            ------            ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income              0.05              0.22              0.20++            0.02              0.17             0.14++
Net realized and unrealized
 gain/(loss) on investments .     (0.61)             1.25              1.27             (0.61)             1.22             1.25
                                 ------            ------            ------            ------            ------           ------
Total from investment
 operations .................     (0.56)             1.47              1.47             (0.59)             1.39             1.39
                                 ------            ------            ------            ------            ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment
 income .....................     (0.05)            (0.23)            (0.20)            (0.02)            (0.20)           (0.14)
Distributions in excess of net
 investment income ..........      --               (0.45)            (0.32)             --               (0.40)           (0.30)
Distributions from net
 realized capital gains .....      --               (0.11)            (0.00)#            --               (0.11)           (0.00)#
                                 ------            ------            ------            ------            ------           ------
Total distributions .........     (0.05)            (0.79)            (0.52)            (0.02)            (0.71)           (0.44)
                                 ------            ------            ------            ------            ------           ------
Net asset value, end of period   $11.02            $11.63            $10.95            $11.02            $11.63           $10.95
                                 ======            ======            ======            ======            ======           ======
TOTAL RETURN+ ...............     (4.85)%           14.32%            15.02%            (5.09)%           13.47%           14.23%
                                 ======            ======            ======            ======            ======           ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's) .....................   $93,491          $101,726          $109,421          $110,626          $114,944          $99,821
Ratio of operating expenses to
 average net assets(a)(b) ...      0.95%**           0.95%             0.92%**           1.70%**           1.70%            1.67%**
Ratio of net investment income
 to average net assets ......      1.22%**           2.14%             2.48%**           0.47%**           1.39%            1.73%**
Portfolio turnover rate .....         3%               29%               46%                3%               29%              46%
Ratio of operating expenses to
 average net assets without
 fee waivers, expenses
 absorbed and/or fees reduced
 by credits allowed by the
 custodian(a) ...............      1.02%**           1.00%             1.17%**           1.77%**           1.75%            1.92%**

----------------

  * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 ** Annualized.
  # Amount represents less than $0.01 per share.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.

                        See Notes to Financial Statements.

FINANCIAL highlights
FLEXIBLE INCOME PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                               CLASS A SHARES                                          CLASS B SHARES
                              ------------------------------------------------         ---------------------------------------------
                                 PERIOD             YEAR             PERIOD            PERIOD             YEAR            PERIOD
                                  ENDED             ENDED             ENDED             ENDED             ENDED            ENDED
                               10/31/98(C)        06/30/98          06/30/97*        10/31/98(C)        06/30/98         06/30/97*
                               -----------        --------          ---------        -----------        --------         ---------
Net asset value, beginning of
 period .....................    $10.79            $10.57            $10.00            $10.79            $10.57           $10.00
                                 ------            ------            ------            ------            ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......      0.12              0.45              0.43++            0.10              0.31             0.38++
Net realized and unrealized
 gain/(loss) on investments .     (0.15)             0.67              0.70             (0.16)             0.73             0.68
                                 ------            ------            ------            ------            ------           ------
Total from investment
 operations .................     (0.03)             1.12              1.13             (0.06)             1.04             1.06
                                 ------            ------            ------            ------            ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment
 income .....................     (0.13)            (0.45)            (0.43)            (0.10)            (0.37)           (0.38)
Distributions in excess of net
 investment income ..........       --              (0.21)            (0.13)              --              (0.21)           (0.11)
Distributions from net
 realized capital gains .....       --              (0.24)            (0.00)#             --              (0.24)           (0.00)#
                                 ------            ------            ------            ------            ------           ------
Total distributions .........     (0.13)            (0.90)            (0.56)            (0.10)            (0.82)           (0.49)
                                 ------            ------            ------            ------            ------           ------
Net asset value, end of period   $10.63            $10.79            $10.57            $10.63            $10.79           $10.57
                                 ======            ======            ======            ======            ======           ======
TOTAL RETURN+ ...............     (0.26)%           11.07%            11.58%            (0.51)%           10.24%           10.80%
                                 ======            ======            ======            ======            ======           ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's) .....................    $9,766            $8,808           $12,613           $11,142            $7,684           $7,385
Ratio of operating expenses to
 average net assets(a)(b) ...      0.95%**           0.95%             0.92%**           1.70%**           1.70%            1.67%**
Ratio of net investment
 income to average net
 assets .....................      3.62%**           4.07%             4.95%**           2.87%**           3.32%            4.20%**
Portfolio turnover rate .....        15%               24%               54%               15%               24%              54%
Ratio of operating expenses to
 average net assets without
 fee waivers, expenses
 absorbed and/or fees reduced by
 credits allowed by the
 custodian(a) ...............      1.37%**           1.23%             1.67%**           2.12%**           1.98%            2.42%**

----------------
  * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 ** Annualized.
  # Amount represents less than $0.01 per share.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.

                        See Notes to Financial Statements.

FINANCIAL highlights
INCOME PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                              CLASS A SHARES                                     CLASS B SHARES
                               --------------------------------------------       ---------------------------------------------
                                  PERIOD            YEAR            PERIOD           PERIOD            YEAR            PERIOD
                                   ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                10/31/98(C)       06/30/98         06/30/97*       10/31/98(C)       06/30/98         06/30/97*
                                -----------       --------         ---------       -----------       --------         ---------
Net asset value, beginning of
 period .....................     $10.34           $10.13           $10.00           $10.34           $10.13           $10.00
                                  ------           ------           ------           ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......       0.19             0.64             0.58++           0.16             0.56             0.51++
Net realized and unrealized
 gain/(loss) on investments .      (0.09)            0.22             0.14##          (0.09)            0.22             0.14##
                                  ------           ------           ------           ------           ------           ------
Total from investment
 operations .................       0.10             0.86             0.72             0.07             0.78             0.65
                                  ------           ------           ------           ------           ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment
 income .....................      (0.19)           (0.65)           (0.58)           (0.16)           (0.57)           (0.51)
Distributions in excess of net
 investment income ..........        --             (0.00)#          (0.01)             --             (0.00)#          (0.01)
Distributions
 from net
 realized capital gains .....        --               --             (0.00)#            --               --             (0.00)#
                                  ------           ------           ------           ------           ------           ------
Total distributions .........      (0.19)           (0.65)           (0.59)           (0.16)           (0.57)           (0.52)
                                  ------           ------           ------           ------           ------           ------
Net asset value, end of period    $10.25           $10.34           $10.13           $10.25           $10.34           $10.13
                                  ======           ======           ======           ======           ======           ======
TOTAL RETURN+ ...............       0.96%            8.71%            7.38%            0.70%            7.90%            6.63%
                                  ======           ======           ======           ======           ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's) .....................     $7,611           $7,793          $13,410           $5,698           $4,084           $4,537
Ratio of operating expenses to
 average net assets(a)(b) ...       0.95%**          0.95%            0.93%**          1.70%**          1.70%            1.68%**
Ratio of net investment income
 to average net assets ......       5.40%**          6.23%            6.09%**          4.65%**          5.48%            5.34%**
Portfolio turnover rate .....         22%              14%              56%              22%              14%              56%
Ratio of operating expenses to
 average net assets without
 fee waivers, expenses
 absorbed and/or fees reduced
 by credits allowed by the
 custodian(a) ...............       1.53%**          1.25%            1.65%**          2.28%**          2.01%            2.40%**

----------------
  * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 ** Annualized.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.

                        See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
STRATEGIC GROWTH PORTFOLIO
OCTOBER 31, 1998

    SHARES                                                             VALUE
    ------                                                             -----
INVESTMENT COMPANY SECURITIES -- 99.0%
   1,399,893  WM Growth Fund ...................................    $24,862,092
   1,452,021  WM Growth & Income Fund ..........................     29,083,971
   1,499,080  WM International Growth Fund .....................     13,236,877
   3,533,218  WM Money Market Fund .............................      3,533,218
                                                                    -----------
              Total Investment Company Securities
                (Cost $71,163,964) .............................     70,716,158
                                                                    -----------

  PRINCIPAL
   AMOUNT
  --------
REPURCHASE AGREEMENT -- 0.8%
    (Cost $561,000)
$    561,000  Agreement with Boston Safe Deposit & Trust Company,
                4.500% dated 10/30/1998, to be repurchased at
                $561,210 on 11/02/1998 collateralized by $590,000
                Student Loan Marketing Association, 4.380%
                due 02/08/1999 (Market Value $566,053) .........        561,000
                                                                    -----------

TOTAL INVESTMENTS (Cost $71,724,964*) ................   99.8%       71,277,158
OTHER ASSETS AND LIABILITIES (Net) ...................    0.2           164,328
                                                        -----       -----------
NET ASSETS ...........................................  100.0%      $71,441,486
                                                        =====       ===========
----------------
*Aggregate cost for federal tax purposes is $71,992,478.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
CONSERVATIVE GROWTH PORTFOLIO
October 31, 1998

    SHARES                                                             VALUE
    ------                                                             -----
INVESTMENT COMPANY SECURITIES -- 99.1%
   1,379,064  WM Emerging Growth Fund ..........................   $ 12,479,860
   3,545,867  WM Growth Fund ...................................     62,974,604
   4,567,754  WM Growth & Income Fund ..........................     91,492,120
   5,423,707  WM International Growth Fund .....................     47,891,332
  37,688,215  WM Money Market Fund .............................     37,866,215
                                                                   ------------
              Total Investment Company Securities
                (Cost $255,801,542) ............................    252,704,131
                                                                   ------------

  PRINCIPAL
   AMOUNT
  --------
REPURCHASE AGREEMENT -- 0.8%
(Cost $2,083,000)
$  2,083,000  Agreement with Boston Safe Deposit & Trust Company,
              4.500% dated 10/30/1998, to be repurchased at
              $2,083,781 on 11/02/1998 collateralized by
              $2,190,000 Student Loan Marketing Association,
              4.380% due 02/08/1999 (Market Value $2,101,114) ..      2,083,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $257,884,542*) ..............   99.9%       254,787,131

OTHER ASSETS AND LIABILITIES (Net) ..................    0.1            301,007
                                                       -----       ------------
NET ASSETS ........................................... 100.0%      $255,088,138
                                                       =====       ============
-------------
*Aggregate cost for federal tax purposes is $258,930,970.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
BALANCED PORTFOLIO
October 31, 1998

    SHARES                                                             VALUE
    ------                                                             -----
INVESTMENT COMPANY SECURITIES -- 98.8%
      10,345  WM Emerging Growth Fund ..........................   $    169,142
   1,718,901  WM Growth Fund ...................................     30,527,678
   3,038,694  WM Growth & Income Fund ..........................     60,865,035
   4,239,499  WM International Growth Fund .....................     37,434,780
  41,225,073  WM Money Market Fund .............................     41,225,073
     143,951  WM Short Term High Quality Bond Fund .............        338,284
   2,831,457  WM U.S. Government Securities Fund ...............     31,117,712
                                                                   ------------
              Total Investment Company Securities
                (Cost $202,873,950) ............................    201,677,704
                                                                   ------------

  PRINCIPAL
   AMOUNT
  --------
REPURCHASE AGREEMENT -- 1.2%
(Cost $2,396,000)
$  2,396,000  Agreement with Boston Safe Deposit & Trust Company,
              4.500% dated 10/30/1998, to be repurchased at
              $2,396,899 on 11/02/1998 collateralized by
              $2,520,000 Student Loan Marketing Association,
              4.380% due 02/08/1999 (Market Value $2,417,721) ..      2,396,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $205,269,950*) ............... 100.0%       204,073,704
OTHER ASSETS AND LIABILITIES (Net) ...................   0.0             43,101
                                                       -----       ------------
NET ASSETS ........................................... 100.0%      $204,116,805
                                                       =====       ============
-------------
*Aggregate cost for federal tax purposes is $205,684,971.

                       See Notes to Financial Statements

PORTFOLIO of INVESTMENTS
FLEXIBLE  INCOME PORTFOLIO
October 31, 1998

    SHARES                                                             VALUE
    ------                                                             -----
INVESTMENT COMPANY SECURITIES -- 95.0%
      56,391  WM Growth Fund ...................................   $  1,001,497
     203,558  WM Growth & Income Fund ..........................      4,077,266
     308,753  WM Income Fund ...................................      2,914,630
   6,901,403  WM Money Market Fund .............................      6,901,403
     450,974  WM U.S. Government Securities Fund ...............      4,956,201
                                                                   ------------
              Total Investment Company Securities
                (Cost $19,830,581) .............................     19,850,997
                                                                   ------------

  PRINCIPAL
   AMOUNT
  --------
REPURCHASE AGREEMENT -- 2.4%
(Cost $505,000)
$    505,000  Agreement with Boston Safe Deposit & Trust Company,
              4.500% dated 10/30/1998, to be repurchased at
              $505,189 on 11/ 02/1998 collateralized by $535,000
              Student Loan Marketing Association, 4.380% due
              02/08/1999 (Market Value $513,286) ...............        505,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $20,335,581*) .................  97.4%       20,355,997
OTHER ASSETS AND LIABILITIES (Net) ....................   2.6           552,178
                                                        -----      ------------
NET ASSETS ............................................ 100.0%     $ 20,908,175
                                                        =====      ============
-------------
*Aggregate cost for federal tax purposes is $20,347,872.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
INCOME PORTFOLIO
October 31, 1998

    SHARES                                                             VALUE
    ------                                                             -----
INVESTMENT COMPANY SECURITIES -- 95.6%
     137,396  WM High Yield Fund ...............................   $  1,215,955
     468,851  WM Income Fund ...................................      4,425,950
   1,924,043  WM Money Market Fund .............................      1,924,043
     550,517  WM Short Term High Quality Bond Fund .............      1,293,716
     351,694  WM U.S. Government Securities Fund ...............      3,865,116
                                                                   ------------
              Total Investment Company Securities
                (Cost $12,554,608) .............................     12,724,780
                                                                   ------------

  PRINCIPAL
   AMOUNT
  --------
REPURCHASE AGREEMENT -- 2.7%
(Cost $356,000)
$    356,000  Agreement with Boston Safe Deposit & Trust Company,
              4.500% dated 10/30/1998, to be repurchased at
              $356,134 on 11/ 02/1998 collateralized by $375,000
              Student Loan Marketing Association, 4.380% due
              02/08/1999 (Market Value $359,780) ...............        356,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $12,910,608*) .................  98.3%       13,080,780
OTHER ASSETS AND LIABILITIES (Net) ....................   1.7           228,507
                                                        -----       -----------
NET ASSETS ............................................ 100.0%      $13,309,287
                                                        =====       ===========

-------------
*Aggregate cost for federal tax purposes is $12,915,417.

                       See Notes to Financial Statements.

NOTES to FINANCIAL statements
WM STRATEGIC ASSETS MANAGEMENT PORTFOLIO

1.  ORGANIZATION AND BUSINESS

WM Strategic Asset Management Portfolios (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on March 26, 1996 as a business entity commonly known as a "Massachusetts business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was established in order to offer a range of asset allocation strategies to accommodate different investment philosophies and goals. The Trust offers five portfolios; Strategic Growth and Conservative Growth Portfolios (the "Equity Portfolios"), Balanced, Flexible Income and Income Portfolios (the "Fixed Income Portfolios") (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios offers two classes of shares: Class A shares and Class B shares. Class A shares are subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within two years of purchase. Class B shares are not subject to an initial sales charge. Class B shares are subject to a CDSC if redeemed within five years from the date of purchase.

Each of the Portfolios invests, within certain percentage ranges, in Class I shares of certain funds in the WM Group of Funds and certain other mutual funds (collectively, the "Underlying Funds"). Each Portfolio typically allocates its assets, within determined percentage ranges, among the Underlying Funds. The percentages reflect the extent to which each Portfolio can invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy and the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase. The Portfolio is then obligated to resell the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit worthiness of those banks and dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the Portfolio's classes of shares based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Flexible Income Portfolio, Balanced Portfolio and Income Portfolio are declared daily and paid monthly. Dividends from the net investment income of the Conservative Growth Portfolio are declared and paid quarterly. Dividends from the net investment income of the Strategic Growth Portfolio are declared and paid semi-annually. Distributions of any net long-term capital gains earned by a Portfolio are made annually. Distributions of any net short-term capital gains earned by a Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Portfolio as a whole. Net investment income per share calculations in the financial highlights for the period ended October 31, 1998 for the Strategic Growth Portfolio, Conservative Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio and Income Portfolio excludes these adjustments.

                                                 INCREASE/
                              INCREASE/          (DECREASE)          DECREASE
                              (DECREASE)     UNDISTRIBUTED NET   ACCUMULATED NET
                           PAID-IN CAPITAL   INVESTMENT INCOME    REALIZED GAIN
                           ---------------   -----------------   ---------------

Strategic Growth Portfolio   $(247,331)          $247,331           $  --
Conservative Growth
  Portfolio ...............   (354,452)           354,452              --
Balanced Portfolio ........        413               (413)             --
Flexible Income Portfolio .     (2,001)             2,002              (1)
Income Portfolio ..........     (2,002)             2,002              --

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the Trust are allocated to all the Portfolios based upon the relative net assets of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trust. As investment advisor to the Portfolios, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a monthly fee, at an annual rate of 0.15% of each Portfolio's average daily net assets. WM Shareholder Services, Inc., an indirect wholly-owned subsidiary of Washington Mutual, serves as administrator to the Portfolios and is entitled to a monthly fee at an annual rate of 0.50% of average daily net assets of each Portfolio.

The Advisor has agreed to waive a portion of its management fees and/or reimburse expenses. Fees waived and/or expenses absorbed by the Advisor and/or administrator are as follows:

                                         PERIOD ENDED         PERIOD ENDED         YEAR ENDED           YEAR ENDED
                                       OCTOBER 31, 1998     OCTOBER 31, 1998      JUNE 30, 1998       JUNE 30, 1998
NAME OF PORTFOLIO                         FEES WAIVED      EXPENSES ABSORBED       FEES WAIVED      EXPENSES ABSORBED
-----------------                      ----------------    -----------------       -----------      -----------------
Strategic Growth Portfolio .........        $34,290             $ 6,085             $ 88,030             $  --
Conservative Growth Portfolio                66,873                --                135,615                --
Balanced Portfolio .................         46,178                --                119,725                --
Flexible Income Portfolio ..........         24,570                --                 26,686              22,319
Income Portfolio ...................          6,074              17,261               22,941              23,326

WM Shareholder Services, Inc. (the "Transfer Agent") serves as the transfer and shareholder servicing agent of the Portfolios. Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fees are as follows:

NAME OF PORTFOLIO                                  CLASS A           CLASS B
-----------------                                  -------           -------
The Fixed Income Portfolios ..................      $1.45             $1.55
The Equity Portfolios ........................       1.25              1.35

Custodian fees for certain Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian are as follows:

                                                 PERIOD ENDED        YEAR ENDED
NAME OF PORTFOLIO                              OCTOBER 31, 1998    JUNE 30, 1998
-----------------                              ----------------    -------------
Strategic Growth Portfolio ..................        $ 90              $   49
Conservative Growth Portfolio ...............         157               1,424
Balanced Portfolio ..........................         365                 288
Flexible Income Portfolio ...................          78                 250
Income Portfolio ............................          99                 212

4.  TRUSTEES' FEES

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other Trusts advised by WM Advisors, Inc., pays each Trustee who is not a director, officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended in person or $1,000 per board meeting attended by telephone. Trustee's are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to plan participants are paid solely out of the Trust's assets.

5.  DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and an indirect wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A and Class B shares of the Portfolios. For the period ended October 31, 1998, the Distributor and WM Financial Services, Inc. ("WM Securities") received $405,223 and $38,055, respectively, representing commissions (front end sales charges) on Class A shares. In addition the Distributor and WM Securities received $10,302,225 and $987,631, respectively, representing CDSC Fees from Class B shares.

Each of the Portfolios has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, one for the Class A shares ("Class A Plan") and one for the Class B shares ("Class B Plan"). Under the Class A and Class B Plans, the Distributor is to be paid a shareholder service fee at an annual rate of 0.25% of the average daily net assets of each Class of shares. In addition, under the Class B Plan, the Distributor is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B shares of each Portfolio for activities primarily intended to result in the sale of Class B shares for the Portfolios.

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the period ended October 31, 1998 were as follows:

NAME OF PORTFOLIO                                   PURCHASES        SALES
-----------------                                   ---------        -----

Strategic Growth Portfolio .....................   $14,094,314    $ 6,850,303
Conservative Growth Portfolio ..................     3,829,747      2,549,513
Balanced Portfolio .............................     6,642,208      9,032,315
Flexible Income Portfolio ......................     6,593,869      2,510,647
Income Portfolio ...............................    22,380,076     31,402,720

At October 31, 1998, aggregate gross unrealized appreciation for all Underlying Funds in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all Underlying Funds in which there is an excess of tax cost over value were as follows:

                                                  TAX BASIS        TAX BASIS
                                                  UNREALIZED       UNREALIZED
NAME OF PORTFOLIO                                APPRECIATION     DEPRECIATION
-----------------                                ------------     ------------
Strategic Growth Portfolio ....................   $3,993,794      $ 4,709,114
Conservative Growth Portfolio .................    8,431,476       12,575,315
Balanced Portfolio ............................    7,533,458        9,144,729
Flexible Income Portfolio .....................      192,087          183,962
Income Portfolio ..............................      248,490           83,127

7.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest, each without par value.

8.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Portfolios, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio, respectively. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption.

9.  CAPITAL LOSS CARRYFORWARDS

At October 31, 1998, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                                    EXPIRING
                                                                    IN 2006
                                                                     ------
Strategic Growth Portfolio ..................................       $ 85,703
Conservative Growth Portfolio ...............................        582,031

10.  RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The Strategic Growth Portfolio can invest as much as 50% of its total assets in the WM Growth Fund, 50% of its total assets in the WM Emerging Growth Fund and 25% of its total assets in the WM High Yield Fund, each of which Underlying Funds may invest as much as 35% (100% in the case of the High Yield
Fund) of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

Certain Portfolios may invest as much as 50% of their total assets in the WM Growth or WM Emerging Growth Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the WM International Growth Fund, which invests primarily in the foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market countries. These investments will subject such Portfolios to risks associated with investing in foreign securities, including those resulting from adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as theses persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Funds of transactions by the Portfolios.

INDEPENDENT auditors' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Strategic Growth Portfolio, WM Conservative Growth Portfolio, WM Balanced Portfolio, WM Flexible Income Portfolio and WM Income Portfolio, (the "Portfolios") as of October 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the period July 1, 1998 through October 31, 1998. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of operations, changes in net assets and financial highlights of the Portfolios' for the year ended June 30, 1998 and the period ended June 30, 1997 were audited by other auditors whose report, dated August 14, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Portfolios at October 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the period July 1, 1998 through October 31, 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
December 11, 1998

TAX information (UNAUDITED)
WM GROUP OF FUNDS
PERIOD ENDED OCTOBER 31, 1998

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

Name of Portfolio
-----------------

Balanced Portfolio ..................................................    4.40%
Flexible Income Portfolio ...........................................    1.35%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                                 ----------------------------------------------
                                    This Annual Report is published for the
                                    general information of the shareholders
                                    of the WM Group of Funds. It is
                                    authorized for distribution to
                                    prospective investors only when preceded
                                    or accompanied by a current WM Group of
                                    Funds prospectus. A mutual fundshare
                                    price and investment return will vary
             [Graphic Omitted]      with market conditions, and the
                                    principal value of an investment when
                                    you sell your shares may be more or less than the original cost.

                                    The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by any bank. These securities are subject to investment risks, including possible loss of principal amount invested.

                                    Distributed by
                                    WM Funds Distributor, Inc.
                                    Member NASD
                                 ----------------------------------------------

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